UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: April, 2010

Date of reporting period: June 12, 2009 (commencement of operations) — October 31, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PAPAX

Putnam Asia Pacific Equity Fund

Semiannual report 10|31|09

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
Asia Pacific
Equity Fund

Semiannual report
10|31|09

Message from the Trustees	2

About the fund	4

Performance snapshot	6

Interview with your fund’s portfolio managers	7

Performance in depth	12

Expenses	13

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	26

Financial statements	27

Message from the Trustees

Dear Fellow Shareholder:

The stock market’s performance since March has helped restore investor confidence and rebuild portfolios. While this upward trend is welcome, investors should not be surprised if this rate of appreciation levels off in coming months. Time-tested investment principles, such as diversification, asset allocation, and a long-term perspective, apply now more than ever.

In this improved climate, we are pleased to report that many Putnam mutual funds have delivered strong and competitive results over the past year. This performance reflects the intense efforts of an investment team infused with a determination to excel and strengthened by the arrival of several senior portfolio managers, research analysts, and traders.

In another development, Charles E. “Ed” Haldeman, Jr. has stepped down as President of the Putnam Funds and as a member of the Board of Trustees of the Funds to become Chief Executive Officer of the Federal Home Loan Mortgage Corporation (FHLMC), also known as Freddie Mac. Effective July 2009, Robert L. Reynolds, President and Chief Executive Officer of Putnam Investments and a Trustee of the Putnam Funds, replaced Mr. Haldeman as President of the Putnam Funds.

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We would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly fee changes, at this fall’s Putnam Funds’ shareholder meetings. We also would like to take this opportunity to welcome new shareholders to the fund and to thank all our investors for your continued confidence in Putnam.

About the fund

Targeting stocks of growing companies in dynamic markets

The opportunities for growth in the Asian markets are substantial: Nearly two thirds of the world’s population lives on the continent, and the region accounts for more than 35% of world gross domestic product (GDP). Putnam Asia Pacific Equity Fund seeks to harness the growth potential of Asian and Pacific Basin companies, which are among the fastest growing in the world today. In fact, Asia-Pacific companies, as measured by the MSCI All-Country Asia Pacific Index, have outperformed the U.S. companies in the S&P 500 Index in 7 of the past 10 calendar years.

To capitalize on these opportunities, the fund’s managers seek a mix of high-growth companies from emerging markets and more established businesses from developed nations. This flexible approach allows the fund to invest in companies of all sizes from a range of industries, from established and familiar brands — such as Toyota, Sony, Samsung, and Nintendo — to up-and-coming companies in cutting-edge industries, such as biotechnology and clean energy.

Because many Asia-Pacific companies are not covered by Wall Street analysts, having access to timely, accurate information is crucial. Putnam has been investing in international securities for more than 30 years, and has been managing emerging-market portfolios for more than 10 years. Portfolio Managers Timothy Edmonstone and Julian Wellesley are based in Singapore and London, respectively, which helps them achieve a first-hand global perspective in managing the fund. Moreover, they are supported by the expertise of specialists in Putnam’s global asset allocation, emerging-market debt, and currency investment areas.

Sources: United Nations ESCAP, Statistical Yearbook for Asia and the Pacific 2008; International Monetary Fund, 2006; CIA World Factbook, 2009; MSCI, Putnam Investments, 2009.

Consider these risks before investing:

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. The use of derivatives involves special risks and may result in losses. A fund that engages in short sales of securities may incur losses if the securities appreciate in value and may experience higher volatility due to leverage resulting from investing the proceeds of securities sold short.

Strong historical results

The MSCI All-Country Asia Pacific Index, a measure of stock market performance in Asia and the Pacific Basin, has outperformed U.S. stocks in 7 of the past 10 years, in some cases by sizable margins.

The MSCI All-Country Asia Pacific Index is a total return, capitalization-weighted index that measures the performance of stock markets in 15 Pacific region countries. The S&P 500 Index is an unmanaged index of common stock performance. You cannot invest directly in an index.

Performance of the fund will differ.

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Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 12–13 for additional performance information. For a portion of the period, this fund may have limited expenses, without which returns would have been lower. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

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Interview with your
fund’s portfolio managers

Timothy Edmonstone and Julian Wellesley

Gentlemen, thank you for taking the time for this conference call to discuss Putnam Asia Pacific Equity Fund. It’s been a little more than four months since the fund was launched. How has it performed so far?

Julian: Since the fund’s inception on June 12, 2009, it has returned 11.20%, slightly trailing the 11.75% return of the MSCI All-Country Asia Pacific Index. It’s been a favorable environment for managing this type of portfolio. Late in 2008 and in the early months of 2009, the world economy slowed sharply on the heels of the global financial crisis. As a result, equities, particularly in international and emerging markets, sold off dramatically. Since then we’ve seen a recovery in economic activity and a complete reversal in investor sentiment, as the riskiest asset classes generally have posted the biggest gains year to date. This revaluation of equities has certainly acted as a tailwind for the fund, but that’s not to say that fundamentals in the Asia-Pacific investment universe aren’t strong — they generally are. We’re finding corporate balance sheets to be quite healthy and domestic economies in Asia relatively resilient to the global slowdown.

Before we discuss those markets, what is your overarching investment philosophy in managing the fund?

Timothy: We’re extremely focused on bottom-up stock selection. We try to limit the

This comparison shows your fund’s performance in the context of broad market indexes for the period from 6/12/09 (commencement of operations) to 10/31/09. See page 6 and pages 12–13 for additional fund performance information. Index descriptions can be found on page 15. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

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level of sector and country risk the fund takes versus the benchmark, so that individual stocks are the primary drivers of returns.

Julian: The Asia-Pacific markets are somewhat unique in that they offer a combination of high-growth companies from emerging markets and more established businesses from developed nations. In either case, we seek to identify the most attractive companies across the full market-cap spectrum, drawing on the extensive fundamental research that Putnam’s international and emerging-market equity analysts provide.

That said, were there any specific countries that had a notable impact on returns?

Timothy: Japanese holdings were the top contributors to performance. Japan is the largest country weighting in both the benchmark and the fund, with over 40% of assets in Japanese stocks. Japan can be a challenging market for investing. Certain sectors are tied closely to the country’s domestic economic activity, while other sectors tend to reflect the health of the global markets. Stock selection is crucial to performance in Japanese equities, and we’re pleased to report positive results. Among the detractors were China, Indonesia, and Malaysia, but their effects on total returns were more muted.

Which holdings contributed to the fund’s returns?

Julian: The best-performing holding during the period was a Hong Kong property company, Wharf Holdings. Wharf owns a diverse portfolio of properties, including commercial offices, retail space, and shipping ports. One of their flagship properties is the Harbour City mall, a major shopping center and point of attraction for tourists from mainland China, featuring more than 700 stores and two million square feet. Earlier in the year, investors had no appetite for stocks like Wharf Holdings, which had exposure to global trade through its ports, retail spending through its shopping malls, and real estate prices in

Top 10 holdings

HOLDING (percentage of fund’s net assets)	COUNTRY/TERRITORY	SECTOR/INDUSTRY

BHP Billiton, Ltd. (3.7%)	Australia	Basic materials/Metals

Australia and New Zealand	Australia	Financials/Banking
Banking Group, Ltd. (2.7%)

Hon Hai Precision	Taiwan	Technology/Electronics
Industry Co., Ltd. (2.6%)

Nissan Motor Co., Ltd. (2.5%)	Japan	Consumer cyclicals/Automotive

Aisin Seiki Co., Ltd. (2.3%)	Japan	Capital goods/Trucks and parts

Wharf (Holdings), Ltd. (2.1%)	Hong Kong	Financials/Real estate

Tokyo Gas Co., Ltd. (2.1%)	Japan	Utilities and power/Natural gas utilities

Mitsubishi Corp. (2.0%)	Japan	Conglomerates/Conglomerates

Japan Tobacco, Inc. (2.0%)	Japan	Consumer staples/Tobacco

Mitsubishi Electric Corp. (2.0%)	Japan	Capital goods/Electrical equipment

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 10/31/09. Short-term holdings are excluded. Holdings will vary over time.

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“The Asia-Pacific markets are somewhat unique in that they offer a combination of high-growth companies from emerging markets and more established businesses from developed nations.”

Julian Wellesley

general, all of which were facing headwinds. Wharf’s stock declined dramatically early in the year, but we believed it had been oversold. Although the company’s ports business is still weak, Wharf’s rental income remained strong due to the success of the Harbour City mall. Harbour City’s Louis Vuitton store is now so popular with tourists from mainland China that it recently became the fashion company’s highest-grossing store in the world.

Another solid performer was Australia and New Zealand Banking Corp. With banking companies at the center of the economic storm in the United States and Europe, bank stocks generally sold off everywhere, and Australia was no exception. The fundamentals underpinning banks in Australia, however, were much stronger than those in other Western economies. Australian banks had very little exposure to the U.S. securities that had caused heavy losses for U.S. and European banks. Australian banks also benefited from the relative resilience of home prices in the region. The economic downturn in Australia has been milder than in other parts of the world, due primarily to the strength of commodity prices, since Australia is a resource-rich country. In addition, the fiscal stimulus the Australian government injected into the system was quite large relative to the country’s gross domestic product. The net result was that Australian banking stocks rebounded sharply during the period. I should also mention that the Australian dollar strengthened versus the U.S. dollar during the period, which helped boost returns for all of the fund’s positions in that country.

The top 11 country/territory allocations represent 100.0% of the fund’s portfolio value. Data excludes exposure to some countries achieved through various derivative instruments. Weightings will vary over time.

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IN THE NEWS

The value of the U.S. dollar against most major currencies has plummeted since March. However, it is unclear whether policymakers are finding cause for concern. After all, a weak dollar encourages consumers to buy American at home and encourages U.S. exports. For some investors in the United States, a weaker greenback also has enhanced returns when returns on international securities get translated back into U.S. dollars. On the other hand, a devalued currency — coupled with historically low interest rates and soaring budget deficits — makes U.S. government debt less attractive to foreign investors. With unemployment at a 26-year high and increased government spending on the horizon, it is unlikely the dollar will gain strength anytime soon.

Timothy: Aisin Seiki, a Japanese auto components manufacturer and one of Toyota’s main suppliers, also contributed to performance. Like many companies in the auto industry, Aisin Seiki saw its stock drop significantly late in 2008. Our analysis, however, suggested that the market’s view on the company was far too bearish, and that upward earnings revisions were likely as 2009 progressed. This turned out to be the case, and our position in Aisin appreciated significantly during the period.

Which holdings produced disappointing results during the period?

Timothy: Among the fund’s largest detractors was Japan Tobacco, which had a number of factors working against it during the period. First, as a consumer staple stock, it was generally out of favor during the reporting period as investors reestablished positions in attractively valued cyclical stocks. Second, unfavorable exchange rates detracted from the company’s profits. Roughly 50% of the company’s revenue comes from overseas sales, and as the yen strengthened during the period, it hurt the company’s profitability. Third, the recent elections in Japan have raised concern about a potential excise tax increase, which some believe may hurt profitability. With regard to the third point, we believe the market is underestimating the company’s ability to manage higher taxes through price increases, and is also underestimating the significance of the company’s growing overseas operations. The company is the third-largest tobacco company in the world and currently trades at a sizable discount to its peers. For these reasons, we believe the stock is undervalued and continue to hold it in the portfolio.

Another Japanese stock, Nintendo, detracted from fund performance. Nintendo manufactures both video game hardware, such as the Wii and hand-held Nintendo DS, and software, which it develops for its own platforms. The stock had fallen substantially by the time the fund was launched, and we purchased it on that weakness, believing the company was a relatively defensive name to own, even in a weak consumer market. Sales of the Wii console had held up well in recent months and, for a considerable period, Nintendo refused to cut the console’s price, as rivals Sony and Microsoft had done with their own gaming systems. This was a positive sign

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for the company, we believed, but ultimately the stock continued to struggle. Our analysis suggests the company remains attractively valued, but because the video game industry tends to be driven by “hit” products, investors seem to be waiting on the sidelines to see what Nintendo does next.

What is your outlook for the fund and the Asian markets in the months ahead?

Julian: Valuations in the Asia-Pacific markets no longer appear unreasonably low, as was the case as recently as six months ago. Rather, markets in our universe now appear to be fairly valued based on the underlying fundamentals, which in many cases are quite solid. Domestic economies, as we mentioned earlier, have proven remarkably resilient to the global economic slowdown, and a number of governments continue to have significant stimulus policies in place.

Timothy: I agree with Julian, but we do perceive some risks, as well. As fundamentals in these markets continue to improve and exports increase, at some point central banks will begin to remove the monetary stimulus currently in place, meaning interest rates will start to rise. Some companies will no doubt navigate this environment better than others, and we fully expect to see some disparity between the best and worst performers in our markets. But we also believe this fund is well suited to thrive in such an environment. Going forward, with individual security selection, rather than exposure to any particular market, as the central driver of performance, our extensive research capability and commitment to bottom-up stock selection should serve investors well.

Thank you, gentlemen, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Timothy Edmonstone is an Analyst at Putnam. He has a B.Ec. from the University of Sydney. Timothy joined Putnam in 2002 and has been in the investment industry since 1998.

Portfolio Manager Julian Wellesley is an Analyst at Putnam. He has an M.A. in Japanese Studies from Sheffield University and a B.A. from Oxford University. A CFA charterholder, Julian joined Putnam in 2003 and has been in the investment industry since 1995.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for the fiscal period ended October 31, 2009. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents performance since the fund’s inception date of June 12, 2009. Past performance does not guarantee future results, and the short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for the period ended 10/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)	(6/12/09)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	11.20%	4.81%	10.90%	5.90%	10.90%	9.90%	11.00%	7.14%	11.10%	11.30%

After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the period, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

Comparative index returns For the period ended 10/31/09

		Lipper Pacific Region Funds
	MSCI All-Country Asia Pacific Index	category average*

Life of fund	11.75%	9.73%

Index and Lipper results should be compared to fund performance at net asset value.

* Over the life-of-fund period ended 10/31/09, there were 43 funds in this Lipper category.

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Fund price and distribution information For the period ended 10/31/09

	Class A		Class B	Class C	Class M		Class R	Class Y

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

6/12/09*	$10.00	$10.61	$10.00	$10.00	$10.00	$10.36	$10.00	$10.00

10/31/09	11.12	11.80	11.09	11.09	11.10	11.50	11.11	11.13

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

* Inception date of the fund.

Fund performance as of most recent calendar quarter

Total return for the period ended 9/30/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)	(6/12/09)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	14.90%	8.29%	14.60%	9.60%	14.60%	13.60%	14.70%	10.71%	14.80%	15.00%

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Estimated net expenses for the fiscal year	1.68%	2.43%	2.43%	2.18%	1.93%	1.43%
ended 4/30/10*

Estimated total annual operating expenses for the
fiscal year ended 4/30/10	2.46%	3.21%	3.21%	2.96%	2.71%	2.21%

Annualized expense ratio for the period from
6/12/09 (the fund’s commencement of operations)
to 10/31/09	1.85%	2.60%	2.60%	2.35%	2.10%	1.60%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through 8/31/10. Putnam Management and the fund’s Board of Trustees subsequently agreed, effective August 1, 2009, to replace the fund’s then-current expense limitation with a new expense limitation arrangement in effect through at least July 31, 2010.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Asia Pacific Equity Fund from June 12, 2009 (commencement of operations) to October 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000* †	$7.60	$10.67	$10.67	$9.65	$8.62	$6.58

Ending value (after expenses)	$1,112.00	$1,109.00	$1,109.00	$1,110.00	$1,111.00	$1,113.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from 6/12/09 (commencement of operations) to 10/31/09. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the period ended October 31, 2009, use the following calculation method. To find the value of your investment on June 12, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000* †	$7.24	$10.16	$10.16	$9.19	$8.22	$6.27

Ending value (after expenses)	$1,012.25	$1,009.34	$1,009.34	$1,010.31	$1,011.28	$1,013.23

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from 6/12/09 (commencement of operations) to 10/31/09. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) All-Country Asia Pacific Index is a total return, capitalization-weighted index that measures the performance of stock markets in 15 Pacific region countries.

S&P 500 Index is an unmanaged index of common stock performance.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract, with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2009. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed

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review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material

17

changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for funds in your fund’s Lipper category. The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation is applicable to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund because it had only recently commenced operations.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels.

The Trustees concluded that the fee schedule

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in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund (although not your fund) over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds. Because your fund had only recently commenced operations, only limited fund performance information was available to the Trustees when they approved the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

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As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Fiduciary Trust Company entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of

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clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

At a meeting held on November 19, 2009, shareholders approved the proposed management contract for your fund. Subject to shareholder approval of similar management contracts for substantially all of the other Putnam funds, the new management contract is expected to be implemented on January 1, 2010 (but no later than February 1, 2010).

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund (other than Putnam Money Market Liquidity Fund and the Putnam RetirementReady® Funds) benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the

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aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table that follows shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

	Proposed Effective	Current Effective
Name of Fund	Contractual Rate	Contractual Rate	Difference

Putnam Asia Pacific
Equity Fund	0.942%	1.000%	(0.058)%

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds, such as your fund, that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate

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in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on

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the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds, including your fund, and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

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• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

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Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2009, Putnam employees had approximately $303,000,000 and the Trustees had approximately $40,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvest-ment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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The fund’s portfolio 10/31/09 (Unaudited)

COMMON STOCKS (95.7%)*	Shares	Value

Airlines (2.1%)
Qantas Airways, Ltd. (Australia)	23,246	$57,080

Singapore Airlines, Ltd. (Singapore)	9,000	86,314

		143,394
Automotive (4.2%)
Dongfeng Motor Group Co., Ltd. (China)	70,000	83,008

Honda Motor Co., Ltd. (Japan)	1,100	34,051

Nissan Motor Co., Ltd. (Japan)	24,400	173,574

		290,633
Banking (8.9%)
Australia & New Zealand Banking Group, Ltd. (Australia)	8,986	182,765

China Construction Bank Corp. (China)	154,000	132,302

State Bank of India GDR (India)	1,043	94,694

Sumitomo Mitsui Financial Group, Inc. (Japan)	2,700	92,779

United Overseas Bank, Ltd. (Singapore)	9,000	107,649

		610,189
Basic materials (0.7%)
Orica, Ltd. (Australia)	2,186	46,451

		46,451
Broadcasting (1.0%)
Fuji Television Network, Inc. (Japan)	45	66,012

		66,012
Cable television (1.0%)
Jupiter Telecommunications Co., Ltd. (Japan)	77	70,762

		70,762
Chemicals (1.7%)
Air Water, Inc. (Japan)	4,000	47,538

Yingde Gases Group Co. (China) †	53,000	63,190

Yingde Gases Group Co. 144A (China) †	5,000	5,961

		116,689
Commercial and consumer services (2.2%)
Brambles, Ltd. (Australia)	15,153	94,830

Daito Trust Construction Co., Ltd. (Japan)	1,300	54,372

		149,202
Computers (1.8%)
Fujitsu, Ltd. (Japan)	21,000	122,151

		122,151
Conglomerates (4.8%)
Mitsubishi Corp. (Japan)	6,400	136,776

Mitsui & Co., Ltd. (Japan)	7,400	95,543

Noble Group, Ltd. (Hong Kong)	52,000	94,953

		327,272
Electric utilities (0.9%)
AGL Energy, Ltd. (Australia)	4,820	59,435

		59,435
Electrical equipment (2.0%)
Mitsubishi Electric Corp. (Japan)	18,000	135,809

		135,809
Electronics (6.7%)
Epistar Corp. (Taiwan)	12,000	35,279

Hon Hai Precision Industry Co., Ltd. (Taiwan)	45,000	177,206

LG Display Co., Ltd. (South Korea)	2,480	59,785

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COMMON STOCKS (95.7%)* cont.	Shares	Value

Electronics cont.
Nippon Electric Glass Co., Ltd. (Japan)	12,000	$130,853

Samsung Electronics Co., Ltd. (South Korea)	98	59,011

		462,134
Financial (3.5%)
BGP Holdings PLC (Malta) F	132,965	196

Korea Investment Holdings Co., Ltd. (South Korea)	2,410	64,588

ORIX Corp. (Japan)	1,120	73,035

Shinhan Financial Group Co., Ltd. (South Korea) †	2,700	103,250

		241,069
Food (1.5%)
Toyo Suisan Kaisha, Ltd. (Japan)	4,000	104,928

		104,928
Gaming and lottery (1.7%)
Sankyo Co., Ltd. (Japan)	2,000	113,998

		113,998
Insurance (3.4%)
China Life Insurance Co., Ltd. (China)	23,000	106,163

QBE Insurance Group, Ltd. (Australia)	6,459	129,994

		236,157
Investment banking/Brokerage (1.0%)
Nomura Holdings, Inc. 144A (Japan)	2,625	18,376

Nomura Securities Co., Ltd. (Japan)	7,400	51,803

		70,179
Machinery (1.2%)
China National Materials Co., Ltd. (China)	104,000	82,570

		82,570
Metals (6.9%)
BHP Billiton, Ltd. (Australia)	7,719	253,456

BlueScope Steel, Ltd. (Australia)	38,343	100,715

JFE Holdings, Inc. (Japan)	2,800	90,202

Sterlite Industries India, Ltd. ADR (India)	2,000	31,540

		475,913
Natural gas utilities (2.1%)
Tokyo Gas Co., Ltd. (Japan)	36,000	142,570

		142,570
Office equipment and supplies (1.6%)
Canon, Inc. (Japan)	3,000	112,621

		112,621
Oil and gas (3.4%)
China Petroleum & Chemical Corp. (China)	88,000	74,226

CNOOC, Ltd. (China)	74,000	110,949

Santos, Ltd. (Australia)	3,622	48,092

		233,267
Pharmaceuticals (2.8%)
Astellas Pharma, Inc. (Japan)	3,600	131,851

Ono Pharmaceutical Co., Ltd. (Japan)	1,200	57,538

		189,389
Publishing (0.8%)
Fairfax Media, Ltd. (Australia)	37,669	53,398

		53,398

29

COMMON STOCKS (95.7%)* cont.	Shares	Value

Real estate (8.7%)
Agile Property Holdings, Ltd. (China)	38,000	$48,765

DB RREEF Trust (Australia)	148,219	105,050

Japan Retail Fund Investment Corp. (Japan) R	18	85,478

Link REIT (The) (Hong Kong) R	36,000	81,566

Mirvac Group (Australia) R	63,595	83,382

New World Development Co., Ltd. (Hong Kong) †	23,000	49,300

Wharf (Holdings), Ltd. (Hong Kong)	27,000	145,166

		598,707
Retail (3.5%)
Esprit Holdings, Ltd. (Hong Kong)	13,200	86,417

Hyundai Department Store Co., Ltd. (South Korea)	696	66,585

Lawson, Inc. (Japan)	1,900	84,870

		237,872
Semiconductor (2.9%)
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	71,404	129,900

Tokyo Electron, Ltd. (Japan)	1,300	72,294

		202,194
Software (0.6%)
Longtop Financial Technologies Ltd. ADR (China) †	1,500	39,750

		39,750
Telecommunications (2.6%)
Hutchison Telecommunications Hong Kong Holdings,
Ltd. (Hong Kong)	436,000	75,509

KT Corp. (South Korea)	3,240	105,896

		181,405
Telephone (1.5%)
Nippon Telegraph & Telephone (NTT) Corp. (Japan)	2,500	103,324

		103,324
Tobacco (2.0%)
Japan Tobacco, Inc. (Japan)	49	136,630

		136,630
Toys (1.1%)
Nintendo Co., Ltd. (Japan)	300	76,530

		76,530
Transportation (1.4%)
DP World, Ltd. (United Arab Emirates)	187,500	92,813

		92,813
Trucks and parts (2.3%)
Aisin Seiki Co., Ltd. (Japan)	6,300	158,691

		158,691
Water Utilities (1.2%)
Guangdong Investment, Ltd. (China)	164,000	85,442

		85,442
Total common stocks (cost $6,192,913)		$6,569,550

SHORT-TERM INVESTMENTS (4.7%)*	Shares	Value

Putnam Money Market Liquidity Fund [e]	325,269	$325,269

Total short-term investments (cost $325,269)		$325,269

TOTAL INVESTMENTS

Total investments (cost $6,518,182)		$6,894,819

30

Key to holding’s abbreviations

ADR	American Depository Receipts
GDR	Global Depository Receipts

* Percentages indicated are based on net assets of $6,866,927.

† Non-income-producing security.

e See Note 7 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (” ASC 820”) disclosures based on the securities valuation inputs. On October 31, 2009, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

R Real Estate Investment Trust.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR or GDR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at October 31, 2009 (as a percentage of Portfolio Value):

Japan	40.2%	United States	4.7%

Australia	17.6	Singapore	2.8

China	12.1	India	1.8

Hong Kong	7.7	United Arab Emirates	1.3

South Korea	6.7	Malta	0.1

Taiwan	5.0	Total	100.0%

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/09 (Unaudited)

		Fixed payments	Total return
Swap counterparty /	Termination	received (paid) by	received by	Unrealized
Notional amount	date	fund per annum	or paid by fund	appreciation

UBS, AG
442 units	6/21/10	(3 month USD-	MSCI Daily Total	$5,530
		LIBOR-BBA minus	Return Net
		1.25 percent)	Emerging Markets
India USD Index

Total				$5,530

In September 2006, ASC 820 was issued. ASC 820 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of ASC 820 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

31

The following is a summary of the inputs used to value the fund’s net assets as of October 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$31,540	$607,513	$-

Capital goods	—	489,691	—

Communication services	—	355,491	—

Conglomerates	—	327,272	—

Consumer cyclicals	—	902,775	—

Consumer staples	—	326,428	—

Energy	—	233,267	—

Financial	—	1,756,105	196

Health care	—	189,389	—

Technology	39,750	786,479	—

Transportation	92,813	143,394	—

Utilities and power	—	287,447	—

Total common stocks	164,103	6,405,251	196

Short-term investments	325,269	—	—

Totals by level	$489,372	$6,405,251	$196

	Level 1	Level 2	Level 3

Other financial instruments:	$—	$5,530	$—

Other financial instruments include swaps.

The following is a reconciliation of Level 3 assets as of October 31, 2009:

	Balance as of			Change in net
	June 12, 2009	Accrued		unrealized	Net	Net transfers	Balance as of
Investments in	(commencement	discounts/	Realized	appreciation/	purchases/	in and/or out	October 31,
securities:	of operations)	premiums	gain/(loss)	(depreciation)†	sales	of Level 3	2009

Common
stocks:

Financial	$—	$—	$—	$20	$176	$—	$196

Total common
stocks	$—	—	—	20	176	—	$196

Totals:	$—	$—	$—	$20	$176	$—	$196

† Includes $20 related to Level 3 securities still held at period end. Total change in unrealized appreciation/ (depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The accompanying notes are an integral part of these financial statements.

32

Statement of assets and liabilities 10/31/09 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $6,192,913)	$6,569,550
Affiliated issuers (identified cost $325,269) (Note 7)	325,269

Cash	12,381

Foreign currency (cost $6,232) (Note 1)	6,174

Dividends, interest and other receivables receivables	25,434

Receivable for shares of the fund sold	2,300

Receivable for investments sold	130,185

Unrealized appreciation on swap contracts (Note 1)	5,530

Receivable from Manager (Note 2)	21,948

Unamortized offering costs (Note 1)	56,769

Total assets	7,155,540

LIABILITIES

Payable for investments purchased	165,080

Payable for investor servicing fees (Note 2)	1,676

Payable for custodian fees (Note 2)	6,463

Payable for Trustee compensation and expenses (Note 2)	8

Payable for administrative services (Note 2)	41

Payable for distribution fees (Note 2)	1,556

Payable for offering costs (Note 1)	87,769

Other accrued expenses	26,020

Total liabilities	288,613

Net assets	$6,866,927

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1,4 and 6)	$6,244,200

Undistributed net investment income (Note 1)	10,890

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	229,939

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	381,898

Total — Representing net assets applicable to capital shares outstanding	$6,866,927

(Continued on next page)

33

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($6,393,393 divided by 575,048 shares)	$11.12

Offering price per class A share (100/94.25 of $11.12)*	$11.80

Net asset value and offering price per class B share ($107,460 divided by 9,693 shares)**	$11.09

Net asset value and offering price per class C share ($55,092 divided by 4,969 shares)**	$11.09

Net asset value and redemption price per class M share ($18,626 divided by 1,679 shares)***	$11.10

Offering price per class M share (100/96.50 of $11.10)*	$11.50

Net asset value, offering price and redemption price per class R share
($24,730 divided by 2,226 shares)	$11.11

Net asset value, offering price and redemption price per class Y share
($267,626 divided by 24,045 shares)	$11.13

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

34

Statement of operations For the period 6/12/09 (commencement of operations) to 10/31/09 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $4,981)	$54,189

Interest (including interest income of $455 from investments in affiliated issuers) (Note 7)	455

Total investment income	54,644

EXPENSES

Compensation of Manager (Note 2)	23,896

Investor servicing fees (Note 2)	8,884

Custodian fees (Note 2)	8,426

Trustee compensation and expenses (Note 2)	2,383

Administrative services (Note 2)	1,177

Distribution fees — Class A (Note 2)	5,645

Distribution fees — Class B (Note 2)	336

Distribution fees — Class C (Note 2)	114

Distribution fees — Class M (Note 2)	36

Distribution fees — Class R (Note 2)	24

Amortization of offering costs (Note 1)	36,149

Reports to shareholders	9,399

Auditing	16,619

Legal	11,465

Other	774

Fees waived and reimbursed by Manager (Note 2)	(80,856)

Total expenses	44,471

Expense reduction (Note 2)	(717)

Net expenses	43,754

Net investment income	10,890

Net realized gain on investments (Notes 1 and 3)	217,571

Net realized gain on swap contracts (Note 1)	9,104

Net realized gain on foreign currency transactions (Note 1)	3,264

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(269)

Net unrealized appreciation of investments and swap contracts during the period	382,167

Net gain on investments	611,837

Net increase in net assets resulting from operations	$622,727

The accompanying notes are an integral part of these financial statements.

35

Statement of changes in net assets

INCREASE IN NET ASSETS	For the period 6/12/09
(commencement of operations)
to 10/31/09*

Operations:
Net investment income	$10,890

Net realized gain on investments and foreign currency transactions	229,939

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	381,898

Net increase in net assets resulting from operations	622,727

Redemption fees (Note 1)	365

Increase from capital share transactions (Note 4)	1,243,835

Total increase in net assets	1,866,927

NET ASSETS

Beginning of period (Note 6)	5,000,000

End of period (including undistributed net investment income of $10,890)	$6,866,927

* Unaudited

The accompanying notes are an integral part of these financial statements.

36

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37

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:								RATIOS AND SUPPLEMENTAL DATA:

			Net realized							Ratio of net
	Net asset value,		and unrealized	Total from				Net assets,	Ratio of expenses	investment income
	beginning	Net investment	gain (loss) on	investment		Net asset value,	Total return at net	end of period	to average net assets	(loss) to average	Portfolio
Period ended	of period	income (loss) [a]	investments	operations	Redemption fees [b]	end of period	asset value (%) [c]	(in thousands)	(%) [d,e]	net assets (%) [d]	turnover (%)

Class A
October 31, 2009 **†	$10.00	.02	1.10	1.12	—	$11.12	11.20*	$6,393	.72*	.18 *	55.20*

Class B
October 31, 2009 **†	$10.00	(.01)	1.10	1.09	—	$11.09	10.90*	$107	1.01*	(.10)*	55.20*

Class C
October 31, 2009 **†	$10.00	(.02)	1.11	1.09	—	$11.09	10.90*	$55	1.01*	(.20)*	55.20*

Class M
October 31, 2009 **†	$10.00	— b	1.10	1.10	—	$11.10	11.00*	$19	.92*	(.04)*	55.20*

Class R
October 31, 2009 **†	$10.00	— b	1.11	1.11	—	$11.11	11.10*	$25	.8 2*	(.03)*	55.20*

Class Y
October 31, 2009 **†	$10.00	.03	1.10	1.13	—	$11.13	11.30*	$268	.62*	.26*	55.20*

* Not annualized.

** Unaudited.

† For the period June 12, 2009 (commencement of operations) to October 31, 2009.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

October 31, 2009	1.32%

e Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

The accompanying notes are an integral part of these financial statements.

38	39

Notes to financial statements 10/31/09 (Unaudited)

Note 1: Significant accounting policies

Putnam Asia Pacific Equity Fund (the “fund”) is a diversified series of Putnam Funds Trust (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in equity securities of Asian or Pacific Basin companies that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes have favorable investment potential, such as stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors it believes will cause the stock price to rise.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering each class of shares on June 12, 2009. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class  A, class  B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, December 9, 2009, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At October 31, 2009, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management, does not believe accurately

40

reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

D) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the funds return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional on total return swap contracts at the period ended October 31, 2009 are indicative of the volume of activity during the period.

E) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in

41

the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity. At October 31, 2009, the fund did not have a net liability position on derivative contracts subject to the Master Agreements.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $6,518,182, resulting in gross unrealized appreciation and depreciation of $545,747 and $169,110, respectively, or net unrealized appreciation of $376,637.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

I) Offering costs The offering costs of $92,918 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative
services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion, 0.73% of the next $5 billion, 0.72% of the next $5 billion, 0.71% of the next $5 billion, 0.70% of the next $5 billion, 0.69% of the next $5 billion, 0.68% of the next $8.5 billion and 0.67% thereafter.

Putnam Management had agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. During the period ended October 31, 2009, the fund’s expenses were reduced by $33,290 as a result of this limit.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or

42

from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the period ended October 31, 2009, the fund’s expenses were reduced by $47,566 as a result of this limit.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage and provide investment recommendations with respect to a portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets managed and 0.10% of the average net assets of the portion of the fund’s assets for which PAC provides investment recommendations.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the period ended October 31, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the period ended October 31, 2009, the fund’s expenses were reduced by $23 under the expense offset arrangements and by $694 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $5, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

43

For the period ended October 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,857 and $31 from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the period ended October 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the period ended October 31, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $9,249,405 and $3,271,456, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At October 31, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	For the period 6/12/09 (commencement of operations) to 10/31/09

Class A	Shares	Amount

Shares sold	84,071	$895,395

Shares issued in connection with
reinvestment of distributions	—	—

	84,071	895,395

Shares repurchased	(4,023)	(43,789)

Net increase	80,048	$851,606

	For the period 6/12/09 (commencement of operations) to 10/31/09

Class B	Shares	Amount

Shares sold	8,773	$88,495

Shares issued in connection with
reinvestment of distributions	—	—

	8,773	88,495

Shares repurchased	(80)	(886)

Net increase	8,693	$87,609

	For the period 6/12/09 (commencement of operations) to 10/31/09

Class C	Shares	Amount

Shares sold	4,184	$47,104

Shares issued in connection with
reinvestment of distributions	—	—

	4,184	47,104

Shares repurchased	(215)	(2,500)

Net increase	3,969	$44,604

	For the period 6/12/09 (commencement of operations) to 10/31/09

Class M	Shares	Amount

Shares sold	679	$7,789

Shares issued in connection with
reinvestment of distributions	—	—

	679	7,789

Shares repurchased	—	—

Net increase	679	$7,789

44

	For the period 6/12/09 (commencement of operations) to 10/31/09

Class R	Shares	Amount

Shares sold	1,226	$14,496

Shares issued in connection with
reinvestment of distributions	—	—

	1,226	14,496

Shares repurchased	—	—

Net increase	1,226	$14,496

	For the period 6/12/09 (commencement of operations) to 10/31/09

Class Y	Shares	Amount

Shares sold	26,896	$279,088

Shares issued in connection with
reinvestment of distributions	—	—

	26,896	279,088

Shares repurchased	(3,851)	(41,357)

Net increase	23,045	$237,731

At October 31, 2009, Putnam Investments, LLC owned the following shares:

		Percentage of
	Shares	ownership	Value

Class A	495,000	86.1%	$5,504,400

Class B	1,000	10.3	11,090

Class C	1,000	20.1	11,090

Class M	1,000	59.6	11,100

Class R	1,000	44.9	11,110

Class Y	1,000	4.2	11,130

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of October 31, 2009:

Market values of derivative instruments as of October 31, 2009

	Asset derivatives

Derivatives
not accounted
for as hedging	Statement of
instruments	assets and
under ASC 815	liabilities location	Market value

Equity	Receivables	$5,530
contracts

Total		$5,530

The following is a summary of realized and unrealized gains or losses of derivative instruments on the Statement of operations for the period ended October 31, 2009 (see Note 1):

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted
for as hedging instruments
under ASC 815	Swaps	Total

Equity contracts	$9,104	$9,104

Total	$9,104	$9,104

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted
for as hedging instruments
under ASC 815	Swaps	Total

Equity contracts	$5,530	$5,530

Total	$5,530	$5,530

45

Note 6: Initial capitalization and offering
of shares

The fund was established as series of the trust on June 12, 2009. Prior to June 12, 2009, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital	Shares
	contribution	issued

Class A	$4,950,000	495,000

Class B	10,000	1,000

Class C	10,000	1,000

Class M	10,000	1,000

Class R	10,000	1,000

Class Y	10,000	1,000

Note 7: Investment in Putnam Money Market
Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $455 for the period ended October 31, 2009. During the period ended October 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $6,161,932 and $5,836,663, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Other

At a meeting held on November 19, 2009, shareholders approved a new management contract for your fund. Subject to shareholder approval of similar management contracts for substantially all of the other Putnam funds, the new management contract is expected to be implemented on January 1, 2010 (but no later than February 1, 2010). Under the new management contract, management fee breakpoints would be determined by reference to the assets of all of the open-end Putnam funds, rather than only the assets of the fund. In addition, commencing with the fund’s thirteenth whole calendar month of operation under the new management contract, the monthly management fee will be subject to an adjustment based on the fund’s performance relative to a benchmark.

Note 10: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

46

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Income-Growth Trust
International New Opportunities Fund*	Equity Income Fund
New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund*	The Putnam Fund for Growth and Income
Vista Fund	International Growth and Income Fund*
Voyager Fund	Mid Cap Value Fund
Small Cap Value Fund*
Blend
Asia Pacific Equity Fund*	Income
Capital Opportunities Fund*	American Government Income Fund
Capital Spectrum Fund‡	Diversified Income Trust
Emerging Markets Equity Fund*	Floating Rate Income Fund
Equity Spectrum Fund‡	Global Income Trust*
Europe Equity Fund*	High Yield Advantage Fund*
Global Equity Fund*	High Yield Trust*
Global Natural Resources Fund*	Income Fund
International Capital Opportunities Fund*	Money Market Fund†
International Equity Fund*	U.S. Government Income Trust
Investors Fund
Research Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

‡ Prior to November 30, 2008, the fund was known as Putnam AMT-Free Insured Municipal Fund.

47

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three invest-
Tax Exempt Money Market Fund†	ment portfolios that spread your money across
Tax-Free High Yield Fund	a variety of stocks, bonds, and money market
investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10 invest-
Absolute Return 500 Fund	ment portfolios that offer diversification
Absolute Return 700 Fund	among stocks, bonds, and money market
instruments and adjust to become more
Global Sector*	conservative over time based on a target date
Global Consumer Fund	for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund**	Putnam RetirementReady 2050 Fund
Global Industrials Fund	Putnam RetirementReady 2045 Fund
Global Natural Resources Fund	Putnam RetirementReady 2040 Fund
Global Technology Fund	Putnam RetirementReady 2035 Fund
Global Telecommunications Fund	Putnam RetirementReady 2030 Fund
Global Utilities Fund††	Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

** Prior to January 2, 2009, the fund was known as Putnam Health Sciences Trust.

†† Prior to January 2, 2009, the fund was known as Putnam Utilities Growth and Income Fund.

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

48

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Myra R. Drucker	Beth S. Mazor
Putnam Investment	Paul L. Joskow	Vice President
Management, LLC	Elizabeth T. Kennan
One Post Office Square	Kenneth R. Leibler	James P. Pappas
Boston, MA 02109	Robert E. Patterson	Vice President
George Putnam, III
Investment Sub-Manager	Robert L. Reynolds	Francis J. McNamara, III
Putnam Investments Limited	W. Thomas Stephens	Vice President and
57–59 St James’s Street	Richard B. Worley	Chief Legal Officer
London, England SW1A 1LD
	Officers	Robert R. Leveille
Investment Sub-Advisor	Robert L. Reynolds	Vice President and
The Putnam Advisory	President	Chief Compliance Officer
Company, LLC
One Post Office Square	Charles E. Porter	Mark C. Trenchard
Boston, MA 02109	Executive Vice President,	Vice President and
	Principal Executive Officer,	BSA Compliance Officer
Marketing Services	Associate Treasurer and
Putnam Retail Management	Compliance Liaison	Judith Cohen
One Post Office Square		Vice President, Clerk and
Boston, MA 02109	Jonathan S. Horwitz	Assistant Treasurer
Senior Vice President
Custodian	and Treasurer	Wanda M. McManus
State Street Bank		Vice President, Senior Associate
and Trust Company	Steven D. Krichmar	Treasurer and Assistant Clerk
Vice President and
Legal Counsel	Principal Financial Officer	Nancy E. Florek
Ropes & Gray LLP		Vice President, Assistant Clerk,
	Janet C. Smith	Assistant Treasurer and
Trustees	Vice President, Principal	Proxy Manager
John A. Hill, Chairman	Accounting Officer and
Jameson A. Baxter,	Assistant Treasurer
Vice Chairman
Ravi Akhoury	Susan G. Malloy
Charles B. Curtis	Vice President and
Robert J. Darretta	Assistant Treasurer

This report is for the information of shareholders of Putnam Asia Pacific Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

SA108 258889 12/09

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: December 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: December 30, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 30, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: April, 2010

Date of reporting period: May 18, 2009 (commencement of operations) — October 31, 2009

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PVSAX

Putnam Capital Spectrum Fund

Semiannual report
10|31|09

A world of investing.™

Putnam Investments

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
Capital Spectrum
Fund

Semiannual report
10 | 31 | 09

Message from the Trustees	2

About the fund	4

Performance snapshot	6

Interview with your fund’s portfolio manager	7

Performance in depth	12

Expenses	13

Terms and definitions	16

Trustee approval of management contract	17

Other information for shareholders	27

Financial statements	28

Message from the Trustees

Dear Fellow Shareholder:

The stock market’s performance since March has helped restore investor confidence and rebuild portfolios. While this upward trend is welcome, investors should not be surprised if this rate of appreciation levels off in coming months. Time-tested investment principles, such as diversification, asset allocation, and a long-term perspective, apply now more than ever.

In this improved climate, we are pleased to report that many Putnam mutual funds have delivered strong and competitive results over the past year. This performance reflects the intense efforts of an investment team infused with a determination to excel and strengthened by the arrival of several senior portfolio managers, research analysts, and traders.

In another development, Charles E. “Ed” Haldeman, Jr. has stepped down as President of the Putnam Funds and as a member of the Board of Trustees of the Funds to become Chief Executive Officer of the Federal Home Loan Mortgage Corporation (FHLMC), also known as Freddie Mac. Effective July 2009, Robert L. Reynolds, President and Chief Executive Officer of Putnam Investments and a Trustee of the Putnam Funds, replaced Mr. Haldeman as President of the Putnam Funds.

We would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly fee changes, at this fall’s Putnam Funds’ shareholder meetings. We also would like to take this opportunity to welcome new shareholders to the fund and to thank all our investors for your continued confidence in Putnam.

About the fund

Putnam Capital Spectrum Fund

Often, the best investment opportunities are presented by more complex securities that require deep expertise and a unique set of skills. Putnam Capital Spectrum Fund is designed to capitalize on the potential of leveraged companies — those that use debt as a tool to improve their business performance. Investing in leveraged companies is a specialized niche, requiring considerable skill to understand the intricacies of capital structures and balance sheets.

An experienced manager

Portfolio Manager David Glancy has been immersed in this area of the market since 1987, and has managed leveraged-company portfolios over several economic and market cycles. In managing the fund, he has the flexibility to invest in securities — including common stocks, bonds, bank loans, and convertible securities — across a leveraged-company's capital structure.

His process is based on rigorous fundamental research to determine which securities offer the most attractive total return potential relative to risk. He begins by analyzing a business to understand how it became successful and how it generates its revenues and profits. Then, he studies its capital structure to determine the company’s current situation and to evaluate whether it offers attractive investment potential.

A new dimension

Leveraged-company securities can add a new dimension to investment portfolios because they offer different performance characteristics than the broad stock and bond markets. Putnam Capital Spectrum Fund combines these securities with active management and rigorous fundamental research to seek long-term capital appreciation for investors.

Consider these risks before investing:

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in relatively few issuers and involves more risk than a fund that invests more broadly. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Lower-rated bonds may offer higher yields in return for more risk. Mortgage-backed securities are subject to prepayment risk. Unlike bonds, bond funds have ongoing fees and expenses. Funds that invest in securities of leveraged companies involve the risk that the securities of leveraged companies will be more sensitive to issuer, political, market, and economic developments than the market as a whole and the securities of other types of companies. Investments in securities of leveraged companies are likely to be more volatile than investments in companies that are not leveraged. The fund may focus its investments in types of securities — equities, fixed income, or bank loans — that underperform relative to, or are more volatile than, other types of securities. The use of derivatives involves special risks and may result in losses. A fund that engages in short sales of securities may incur losses if the securities appreciate in value and may experience higher volatility due to leverage resulting from investing the proceeds of securities sold short. When short-selling, investors sell borrowed shares, hoping to repurchase them at a lower price before returning them to the lender.

Performance snapshot

Total return (%) comparison as of 10/31/09

Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 12–13 for additional performance information. For a portion of the period, this fund may have limited expenses, without which returns would have been lower. Due to market volatility, current performance may be higher or lower than performance shown. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

Interview with your fund’s portfolio manager
David Glancy

David, Putnam Capital Spectrum Fund launched on May 18 of this year, after the market hit its nadir on March 9. How did the fund perform from its inception date through October 31?

The fund delivered a return of 15.42%, underperforming the 20.36% advance of its custom benchmark, a blend of the S&P 500 Index and the JPMorgan Developed High Yield Index. While security selection contributed, the fund’s short-term holdings, or cash position, detracted from performance, especially because stocks performed so well during the period.

Why did the fund have a high exposure to cash?

The fund’s position in short-term holdings, or cash, during the period was larger than the benchmark’s for several reasons. First, because investing opportunistically is an integral part of the fund’s strategy, I also hold a higher-than-normal level of short-term holdings than other funds. For example, I don’t want to be forced to liquidate an attractive position to fund a new investment. I also want the ability to remain nimble, so I can invest at the moment I find a security attractive without waiting for the cash to

This comparison shows your fund’s performance in the context of broad market indexes for the period from 5/18/09 (commencement of operations) to 10/31/09. See page 6 and pages 12–13 for additional fund performance information. Index descriptions can be found on page 16. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

become available. Second, a common characteristic of the holdings in the portfolio is the use of leverage within the capital structure. As leverage is inherent in these companies, you do not need to be fully invested to generate attractive returns. Lastly, in a volatile market for leveraged companies, I may also use cash as a hedge if I believe that it is a more attractive use of the fund assets than othersecurities.

Let’s talk about your overall strategy.

Sure. A rigorous fundamental process forms the backbone of our investment process and strategy. The process is based on thorough fundamental research into securities of leveraged companies, focused on identifying securities with the most attractive total return potential relative to risk. The investment universe consists of companies with high debt levels relative to their earnings, or profits, before interest payments, taxes, depreciation, and amortization, known as “EBITDA.” In analyzing companies, I have access to Putnam’s complete range of investment capabilities. I consult with two research groups in particular: Putnam’s High Yield Credit group and Putnam’s Small- and Mid-Cap Equities group. Most leveraged companies fall into the research areas of these two groups.

How does the research process work?

The first step is to analyze each company as a business and understand its sources of cash flow, and the risks to that cash flow. The second is to analyze the company’s capitalstructure—the ways it finances its assets through a combination of equity and debt, or hybrid securities such as convertibles — and determine what opportunities and risks it poses given

Top 10 holdings

HOLDING (percentage of fund’s net assets)	SECURITY INFORMATION	SECTOR/INDUSTRY

EchoStar Corp. (3.8%)	Class A common stock	Communication services/
	(United States)	Telecommunications
DISH Network Corp. (3.2%)	Class A common stock	Communication services/
	(United States)	Cable television
W.R. Grace & Co. (3.2%)	Common stock	Basic materials/Chemicals
(United States)
Advanced Micro Devices, Inc. (3.0%)	cv. sr. unsec. notes 6%,	Technology/Electronics
2015 (United States)
Unisys Corp. (2.8%)	Common stock	Technology/Technology
(United States)
Och-Ziff Capital Management	Class A common stock	Financials/Investment
Group (2.5%)	(United States)	banking/Brokerage
Cablevision Systems Corp. (1.8%)	Class A common stock	Communication services/
	(United States)	Cable television
Rhodia SA (1.6%)	Common stock (France)	Basic materials/Chemicals
Staar Surgical Co. (1.6%)	Common stock	Health care/Medical
	(United States)	technology
Emulex Corp. (1.5%)	Common stock	Technology/Computers
(United States)

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 10/31/09. Short-term holdings are excluded. Holdings will vary over time.

“We continue to find attractive oppor-
tunities across the capital structure of
leveraged companies.”
David Glancy

where we are in the business and credit cycles. The opportunities and risks within the capital structure result from the company’s ability to generate sufficient cash flow to cover the liabilities at each level of the capital structure. Chief risks are the possibilities of bankruptcy, reorganization, or liquidation. The different scenarios for the company can have a varying impact on each type of security.

For example, bank loans might be most attractive if a bankruptcy is probable. However, securities at any level of the capital structure might be mispriced by different amounts, because the market for leveraged- company securities tends to be inefficient. After analyzing the opportunities and scenarios for each company, I revisit my forecast to determine my level of confidence and conviction in each one.

After determining the securities I find most attractive, I construct the portfolio by balancing the risks of different securities. I have the latitude to establish large weightings in individual securities, with the goal of providing the best overall trade-off between potential return and risk.

What was the leveraged-company investing environment like during the period?

The credit crisis that began with subprime mortgages and gripped the entire global economy created a wide range of opportunities in leveraged companies

Portfolio composition as of 10/31/09

	LONG SECURITIES	SHORT SECURITIES	ALL SECURITIES

Common stock	40.15%	–2.14%	38.01%
Corporate bonds and notes	29.51%	—	29.51%
Short-term investments	21.08%	—	21.08%
Convertible bonds and notes	7.71%	—	7.71%
Senior loans	2.10%	—	2.10%
Convertible preferred stock	1.40%	—	1.40%
Preferred stock	1.00%	—	1.00%
Investment companies	—	–0.81%	–0.81%

Allocations are represented as a percentage of portfolio market value. Data includes exposure achieved through various derivative instruments; however, it excludes short-term investments held as collateral for loaned securities and collateral received on certain derivative instruments, if any. These percentages may differ from allocations shown later in this report. Holdings and allocations may vary over time.

struggling with heavy debt levels. The crisis caused historic levels of distress for these companies, closing off avenues for renewing streams of credit and making it more difficult to meet their cash-flow expectations. While the availability of credit to these companies has increased marginally and shares of many of these companies have rebounded meaningfully over the past several months, there remains great opportunity within this universe.

IN THE NEWS

It took over a year for the Dow Jones Industrial Average to return to the 10000-point level. In October 2009, the index reclaimed the threshold, capping off a seven-month rally during which the Dow bounced back more than 53%. Round numbers like 10000 have historically served as key psychological milestones. In 1966, the Dow first hit 1000, but spent the next 16 years trading mostly below that number. In 1999, when the Dow crossed 10000 for the first time, it just kept rising. While it is impossible to predict where the Dow will go from here, the 10000 mark, combined with persistently low interest rates on many traditional savings vehicles, might motivate some investors sitting in cash to jump back into the market, pushing stocks higher.

What were some holdings that helped performance during the period?

W.R. Grace, a specialty chemical maker, contributed. The company manufactures a range of products for the construction industry, including air and vapor barriers, structural waterproofing systems, cement processing additives, and fire protection products. In the third quarter, W.R. Grace shares surged as investor sentiment turned positive when it appeared more likely that the company would emerge from bankruptcy by the end of 2009. W.R. Grace delivered better-than-expected second-quarter results on improved profit margins, despite lingering economic uncertainties, particularly in the areas of commercial and public works construction. Another stock that helped performance was Unisys Corp., an information technology company whose stock price was buoyed by several recent contract wins, as well as cost-cutting measures, such as layoffs, service-delivery cost reductions, and reduced administration and sales costs.

Another contributor was the fund’s convertible bond holding in Sirius Satellite Radio. Hurt by the economic downturn and weak consumers’ spending, the satellite radio company in February was near bankruptcy. In the past several months, Sirius has cut costs, restructured its debt, and greatly improved its credit profile.

What were examples of holdings that hurt performance?

Holdings that detracted included the DISH Network, a satellite TV provider. While the company had positive financial returns for the third quarter, the stock’s performance lagged the broader market. Investors did not favor the stock, assuming that the company’s lower-end customer base was more vulnerable to the economic downturn. However, as customers continue to defect from the more expensive cable TV, DISH Network has been consistently adding to its subscriber base. I continue to hold DISH Network in the fund.

Another holding that held back performance was RRI Energy, an independent power producer, that was the remaining business after Reliant Energy’s sale of its retail business to NRG Energy in May 2009. Investors punished RRI shares on concerns about the company’s above-market-price coal hedges —that is, Reliant had locked in its coal costs at a considerably higher price than the going price. Investors also sold RRI Energy’s stock because of increased coal-to-gas switching levels among its competitors. With more power companies switching to natural gas, investors felt that RRI could face competition from companies producing power with a cheaper and cleaner power source. The fund continues to hold RRIshares.

The fund’s investments in AirTran Holdings, a low-cost airline, also held back performance. In the third quarter, in an effort to shore up liquidity, AirTran issued both equity and convertible stock. This issuance of additional shares, however, decreased its diluted earnings per share. This dilution, coupled with disappointing third-quarter revenues, lower bookings estimates, and a rise in oil prices, hurt AirTran’s share price.

What is your outlook?

We continue to find attractive opportunities across the capital structure of leveraged companies. Although consumer spending remains weak, corporate spending and liquidity overall are improving. The securities of leveraged, below-investment-grade companies comprise a large opportunity set for the fund, with more than $1 trillion in market capitalization in each type of security: bank loans, high-yield debt, and equities. Historically, securities of leveraged companies have benefited strongly when financial markets and the economy are recovering.

At this point, many highly leveraged companies are generating more-than-sufficient cash flow to meet their long-term, fixed-rate debt obligations, and are not at risk of default or bankruptcy. In fact, many leveraged companies offer higher return-on-equity ratios — a measure of how much profit a company generates with the money shareholders have invested — than less-leveraged companies. In some cases, the market pricing of these securities remains irrational.

Certain aspects of a company’s debt profile that give securities attractive return potential even in this environment have been ignored, including such features as maturity, floating interest rates, and the level of collateral backing the loans. As anxiety about the future debt burden of these companies causes many securities to be mispriced, I believe that investors have the opportunity to take advantage of opportunities among leveraged companies. Even if a company faces a reorganization, its securities might have attractive total-return potential for long-term investors. Uncovering these opportunities requires the skill to analyze businesses and capital structure issues, and to forecast their total return potential.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager David Glancy has an M.B.A. from Goizueta Business School at Emory University and a B.A. from Tulane University. He joined Putnam in 2009 and has been in the investment industry since 1987.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for the period ended October 31, 2009. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents performance since May 18, 2009 (commencement of operations). Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for period ended 10/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)	(5/18/09)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	15.42%	8.75%	15.06%	10.06%	15.07%	14.07%	15.17%	11.17%	15.31%	15.57%

After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the period, this fund may have limited expenses, without which returns would have been lower. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may be applied to shares exchanged or sold within 30 days of purchase.

Comparative index returns For the period ended 10/31/09

		Lipper Multi-Cap Core Funds
	Capital Spectrum Blended Index	category average*

Life of fund	20.36%	15.19%

Index and Lipper results should be compared to fund performance at net asset value.

* Over the life-of-fund period ended 10/31/09, there were 829 funds in this Lipper category.

Fund price and distribution information For the period ended 10/31/09

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.135		$0.111	$0.122	$0.117		$0.118	$0.147

Capital gains	—		—	—	—		—	—

Total	$0.135		$0.111	$0.122	$0.117		$0.118	$0.147

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

5/18/09*	$15.00	$15.92	$15.00	$15.00	$15.00	$15.54	$15.00	$15.00

10/31/09	17.18	18.23	17.15	17.14	17.16	17.78	17.18	17.19

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate[1]	3.14%	2.96%	2.59%	2.85%	2.73%	2.63%	2.75%	3.42%

Current 30-day SEC yield[2,3]	N/A	2.99	2.43	2.42	N/A	2.56	2.94	3.44

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Inception date of the fund.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter

Total return for the period ended 9/30/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)	(5/18/09)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	16.50%	9.77%	16.21%	11.21%	16.21%	15.21%	16.31%	12.27%	16.38%	16.64%

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Estimated net expenses for the fiscal year
ended 4/30/10*	1.50%	2.25%	2.25%	2.00%	1.75%	1.25%

Estimated total annual operating expenses
for the fiscal year ended 4/30/10	1.70%	2.45%	2.45%	2.20%	1.95%	1.45%

Annualized expense ratio for the period from 5/18/09
(commencement of operations) to 10/31/09	1.51%	2.26%	2.26%	2.01%	1.76%	1.26%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through April 30, 2011. Putnam Management and the fund’s Board of Trustees subsequently agreed, effective August 1, 2009, to replace the fund’s then-current expense limitation with a new expense limitation arrangement in effect through at least July 31, 2010.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Capital Spectrum Fund for the period from May 18, 2009 (commencement of operations) to October 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000 *†	$7.44	$11.12	$11.12	$9.89	$8.67	$6.21

Ending value (after expenses)	$1,154.20	$1,150.60	$1,150.70	$1,151.70	$1,153.10	$1,155.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from 5/18/09 (commencement of operations) to 10/31/09. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the period ended October 31, 2009, use the following calculation method. To find the value of your investment on May 18, 2009 (commencement of operations), call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000 *†	$6.96	$10.41	$10.41	$9.26	$8.11	$5.81

Ending value (after expenses)	$1,015.97	$1,012.54	$1,012.54	$1,013.68	$1,014.82	$1,017.11

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from 5/18/09 (commencement of operations) to 10/31/09. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principalinvestment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Capital Spectrum Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the S&P 500 Index and 50% of which is the JPMorgan Developed High Yield Index.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract, with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2009. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic
pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for funds in your fund’s Lipper category. The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements. In the case of your fund, Putnam Management has agreed to waive fees (and, to the extent necessary, bear other expenses) through July 31, 2010 to the extent that expenses of the fund (exclusive of brokerage, interest, taxes, extraordinary expenses and payments under the fund’s investment management contract and distribution plans) would exceed an annual rate of 0.45% of the fund’s average net assets.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation is applicable to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund because it had only recently commenced operations.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund (although not your fund) over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds. Because your fund had only recently commenced operations, only limited fund performance information was available to the Trustees when they approved the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Fiduciary Trust Company entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic
pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

At a meeting held on November 19, 2009, shareholders approved the proposed management contracts for each fund, effective January 1, 2010.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund (other than Putnam Money Market Liquidity Fund and the Putnam RetirementReady® Funds) benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint.

These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

	Proposed Effective	Current Effective
Name of Fund	Contractual Rate	Contractual Rate	Difference

Putnam Capital
Spectrum Fund	0.742%	0.800%	(0.058)%

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds, such as your fund, that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds (performance adjustments were not proposed for your fund because your fund already has such adjustments in place) and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within30days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2009, Putnam employees had approximately $303,000,000 and the Trustees had approximately $40,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvest-ment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the currentreportingperiod.

The fund’s portfolio 10/31/09 (Unaudited)

COMMON STOCKS (38.7%)*	Shares	Value

Airlines (0.5%)
AirTran Holdings, Inc. †	53,800	$227,574

		227,574
Biotechnology (1.0%)
Talecris Biotherapeutics Holdings Corp. †	22,600	453,356

		453,356
Broadcasting (0.8%)
Emmis Communications Corp. Class A †	235,500	242,565

Liberty Media Corp. — Capital Ser. A †	5,100	105,519

		348,084
Cable television (5.0%)
Cablevision Systems Corp. Class A	34,000	780,640

DISH Network Corp. Class A †	80,000	1,392,000

		2,172,640
Chemicals (4.8%)
Rhodia SA (France) †	48,504	712,442

W.R. Grace & Co. †	62,800	1,374,692

		2,087,134
Commercial and consumer services (0.2%)
Orbitz Worldwide, Inc. †	15,300	80,019

		80,019
Computers (2.1%)
Emulex Corp. †	66,300	669,630

Silicon Graphics International Corp. †	40,800	243,168

		912,798
Entertainment (0.9%)
Cinemark Holdings, Inc.	33,600	389,424

		389,424
Financial (1.7%)
Leucadia National Corp. †	10,900	244,923

NewStar Financial, Inc. †	191,122	479,716

		724,639
Gaming and lottery (0.2%)
MTR Gaming Group, Inc. †	32,751	71,070

		71,070
Insurance (0.6%)
American Financial Group, Inc.	10,700	263,220

		263,220
Investment banking/Brokerage (2.5%)
Och-Ziff Capital Management Group Class A	89,400	1,084,422

		1,084,422
Lodging/Tourism (0.1%)
Full House Resorts, Inc. †	2,942	7,061

Interstate Hotels & Resorts, Inc. †	29,429	33,843

		40,904
Manufacturing (0.3%)
Thermadyne Holdings Corp. †	23,800	143,752

		143,752
Medical technology (2.4%)
Alliance Imaging, Inc. † S	66,700	362,848

STAAR Surgical Co. †	175,300	676,658

		1,039,506
Natural gas utilities (0.9%)
Questar Corp.	10,000	398,400

		398,400

COMMON STOCKS (38.7%)* cont.	Shares	Value

Oil and gas (5.4%)
Anadarko Petroleum Corp.	2,400	$146,232

Cabot Oil & Gas Corp. Class A	3,000	115,410

EOG Resources, Inc.	1,800	146,988

PetroHawk Energy Corp. †	9,600	225,792

Pioneer Natural Resources Co.	14,400	591,984

Plains Exploration & Production Co. †	10,800	286,200

Rosetta Resources, Inc. †	5,700	77,121

Swift Energy Co. †	15,709	332,717

Williams Cos., Inc. (The)	11,700	220,545

Williams Partners LP (Partnership Shares)	7,800	198,900

		2,341,889
Power producers (1.3%)
RRI Energy, Inc. †	105,600	556,512

		556,512
Restaurants (0.9%)
AFC Enterprises †	27,000	216,810

Famous Dave’s of America, Inc. †	31,300	192,182

		408,992
Technology (2.9%)
Unisys Corp. †	42,360	1,234,370

		1,234,370
Telecommunications (4.0%)
EchoStar Corp. Class A †	90,800	1,648,926

TerreStar Corp. † S	84,100	107,648

		1,756,574
Tobacco (0.2%)
Lorillard, Inc.	1,000	77,720

		77,720
Total common stocks (cost $15,465,467)		$16,812,999

CORPORATE BONDS AND NOTES (28.4%)*	Principal amount	Value

Automotive (1.3%)
Ford Motor Credit Co., LLC sr. unsec. notes 9 3/4s,2010	$410,000	$420,250

Navistar International Corp. sr. notes 8 1/4s, 2021	135,000	131,625

		551,875
Biotechnology (0.3%)
Talecris Biotherapeutics Holdings Corp. 144A
sr. unsec. notes 7 3/4s, 2016	105,000	106,313

		106,313
Broadcasting (1.2%)
DIRECTV Holdings, LLC company guaranty sr. unsec.
notes 6 3/8s, 2015	250,000	258,125

XM Satellite Radio, Inc. 144A company
guaranty sr. unsec. notes 13s, 2013	85,000	84,575

XM Satellite Radio, Inc. 144A sr.
notes 11 1/4s, 2013	150,000	157,500

		500,200
Building materials (1.0%)
Owens Corning, Inc. company guaranty unsec.
unsub. notes 9s, 2019	400,000	434,000

		434,000

CORPORATE BONDS AND NOTES (28.4%)* cont.	Principal amount		Value

Cable television (0.1%)
Mediacom LLC/Mediacom Capital Corp. 144A
sr. notes 9 1/8s, 2019		$50,000	$51,625

			51,625
Computers (1.2%)
Ceridian Corp. company guaranty sr. unsec.
notes 12 1/4s, 2015 ‡‡		300,000	270,000

SunGard Data Systems, Inc. company guaranty
9 1/8s, 2013		250,000	254,375

			524,375
Construction (0.1%)
Associated Materials, LLC/Associated Materials
Finance, Inc. 144A sr. sec. notes 9 7/8s, 2016		55,000	56,375

			56,375
Consumer finance (1.5%)
American General Finance Corp. sr. unsec.
notes Ser. MTNH, 4 5/8s, 2010		400,000	372,390

GMAC, LLC sr. unsec. unsub. notes 7 1/4s, 2011		300,000	294,771

			667,161
Consumer services (0.1%)
RSC Equipment Rental, Inc. 144A sr. sec. notes 10s, 2017		40,000	43,400

			43,400
Containers (0.3%)
Ball Corp. company guaranty sr. unsec. notes 7 3/8s, 2019		10,000	10,225

Ball Corp. company guaranty sr. unsec. notes 7 1/8s, 2016		20,000	20,450

BBC Holding Corp. sr. notes 8 7/8s, 2014		85,000	78,838

			109,513
Electronics (1.0%)
Advanced Micro Devices, Inc. sr. notes 7 3/4s, 2012		110,000	97,900

Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 9 1/8s, 2014 ‡‡		455,000	341,250

			439,150
Energy (oil field) (0.7%)
Stallion Oilfield Services/Stallion Oilfield Finance Corp. 144A
sr. unsec. notes 9 3/4s, 2015 (In default) †		600,000	324,000

			324,000
Entertainment (0.4%)
Cinemark, Inc. 144A company guaranty sr. notes 8 5/8s, 2019		165,000	170,775

			170,775
Financial (2.7%)
FireKeepers Development Authority 144A sr. sec.
notes 13 7/8s, 2015		450,000	486,000

International Lease Finance Corp. sr. unsec. unsub. notes 5s, 2010		300,000	295,973

Leucadia National Corp. sr. unsec. notes 8 1/8s, 2015		250,000	253,125

Reynolds Group DL Escrow, Inc./Reynolds Group
Escrow, LLC 144A sr. sec. notes 7 3/4s, 2016		130,000	129,350

			1,164,448
Forest products and packaging (1.8%)
NewPage Corp. 144A sr. sec. notes 11 3/8s, 2014		270,000	$269,325

PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s,
2014 (Austria)	EUR	70,000	110,487

PE Paper Escrow GmbH 144A sr. notes 12s, 2014 (Austria)		$100,000	109,500

Verso Paper Holdings, LLC/Verso Paper, Inc. 144A
sr. notes 11 1/2s, 2014		275,000	292,875

			782,187

CORPORATE BONDS AND NOTES (28.4%)* cont.	Principal amount	Value

Gaming and lottery (1.4%)
American Casino & Entertainment Properties LLC 144A
sr. notes 11s, 2014	$135,000	$118,800

MTR Gaming Group, Inc. 144A company
guaranty sr. notes 12 5/8s, 2014	400,000	392,000

Penn National Gaming, Inc. 144A sr. unsec.
sub. notes 8 3/4s, 2019	90,000	87,975

		598,775
Homebuilding (0.3%)
Standard Pacific Escrow, LLC 144A sr. notes
10 3/4s, 2016	150,000	147,000

		147,000
Manufacturing (0.5%)
Belden CDT, Inc. 144A company
guaranty sr. sub. notes 9 1/4s, 2019	150,000	160,500

General Cable Corp. company guaranty sr. unsec.
notes FRN 2.665s, 2015	80,000	70,200

		230,700
Media (0.5%)
Virgin Media Finance PLC company
guaranty sr. notes Ser. 1, 9 1/2s, 2016
(United Kingdom)	225,000	237,938

		237,938
Medical services (0.6%)
DaVita, Inc. company guaranty 6 5/8s, 2013	250,000	246,250

		246,250
Oil and gas (5.1%)
Connacher Oil and Gas, Ltd. 144A sr. sec.
notes 11 3/4s, 2014 (Canada)	255,000	277,950

Newfield Exploration Co. sr. unsec.
sub. notes 6 5/8s, 2014	250,000	246,875

OPTI Canada, Inc. company guaranty sr. sec.
notes 8 1/4s, 2014 (Canada)	400,000	314,000

PetroHawk Energy Corp. company guaranty sr. unsec.
notes 10 1/2s, 2014	250,000	272,500

Petroleum Development Corp. company
guaranty sr. unsec. notes 12s, 2018	180,000	179,550

Plains Exploration & Production Co. company
guaranty 7s, 2017	250,000	237,500

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	200,000	222,000

Range Resources Corp. company guaranty sr. unsec.
sub. notes 7 1/2s, 2017	250,000	250,625

SandRidge Energy, Inc. 144A sr. unsec. notes
9 7/8s, 2016	200,000	214,000

		2,215,000
Power producers (0.4%)
Calpine Corp. 144A sr. sec. notes 7 1/4s, 2017	174,000	163,995

		163,995
Railroads (0.2%)
RailAmerica, Inc. 144A company
guaranty sr. notes 9 1/4s, 2017	75,000	78,375

		78,375
Real estate (0.7%)
CB Richard Ellis Services, Inc. 144A sr. sub. notes 11 5/8s, 2017	200,000	217,750

FelCor Lodging LP 144A sr. sec. notes 10s, 2014 R	100,000	98,750

		316,500

CORPORATE BONDS AND NOTES (28.4%)* cont.	Principal amount	Value

Retail (1.0%)
Great Atlantic & Pacific Tea Co. 144A sr. notes 11 3/8s, 2015	$80,000	$82,400

Michaels Stores, Inc. company guaranty 11 3/8s, 2016	300,000	290,250

United Auto Group, Inc. company guaranty 7 3/4s, 2016	80,000	77,200

		449,850
Technology (0.7%)
Unisys Corp. 144A company
guaranty sr. sub. notes 14 1/4s, 2015	290,000	313,200

		313,200
Technology services (1.7%)
First Data Corp. company guaranty sr. unsec.
notes 10.55s, 2015 ‡‡	210,550	188,442

First Data Corp. company guaranty sr. unsec.
notes 9 7/8s, 2015	200,000	184,500

First Data Corp. company guaranty sr. unsec.
sub. notes 11 1/4s, 2016	200,000	180,000

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021	195,000	201,825

		754,767
Telecommunications (1.6%)
Global Crossing, Ltd. 144A sr. sec. notes 12s, 2015
(United Kingdom)	45,000	48,263

MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2014	250,000	251,875

NII Capital Corp. 144A company
guaranty sr. notes 10s, 2016	195,000	205,725

Sprint Nextel Corp. sr. notes 8 3/8s, 2017	180,000	173,700

		679,563
Total corporate bonds and notes (cost $11,473,086)		$12,357,310

CONVERTIBLE BONDS AND NOTES (7.4%)*	Principal amount	Value

Broadcasting (1.0%)
Sirius Satellite Radio, Inc. cv. sr. unsec. notes 3 1/4s, 2011	$488,000	$422,120

		422,120
Computers (0.2%)
Maxtor Corp. cv. company guaranty sr. unsec.
unsub. deb. 2 3/8s, 2012	105,000	107,494

		107,494
Consumer finance (0.3%)
CompuCredit Corp. cv. sr. unsec. unsub. notes 3 5/8s, 2025	255,000	128,138

		128,138
Electronics (3.7%)
Advanced Micro Devices, Inc. cv. sr. unsec. notes 6s, 2015	1,805,000	1,313,138

Advanced Micro Devices, Inc. cv. sr. unsec. notes 5 3/4s, 2012	360,000	303,300

		1,616,438
Media (0.4%)
Virgin Media, Inc. 144A cv. sr. unsec. notes 6 1/2s, 2016	150,000	158,625

		158,625
Medical services (0.5%)
Stewart Enterprises, Inc. cv. sr. unsec. notes 3 3/8s, 2016	280,000	234,150

		234,150
Real estate (0.5%)
Alexandria Real Estate Equities, Inc. 144A cv. company guaranty
sr. unsec. notes 3.7s, 2027 R	255,000	235,238

		235,238

CONVERTIBLE BONDS AND NOTES (7.4%)* cont.	Principal amount	Value

Telecommunications (0.4%)
Level 3 Communications, Inc. cv. sr. unsec.
unsub. notes 5 1/4s, 2011	$120,000	$108,900

Level 3 Communications, Inc. cv. sr. unsec.
unsub. notes 3 1/2s, 2012	74,000	62,068

		170,968
Telephone (0.4%)
Leap Wireless International, Inc. cv. sr. unsec.
notes 4 1/2s, 2014	200,000	155,770

		155,770
Total convertible bonds and notes (cost $2,840,412)		$3,228,941

SENIOR LOANS (2.0%)* [c]	Principal amount	Value

Calpine Corp. bank term loan FRN Ser. B, 3.165s, 2014	$34,937	$32,076

Claire’s Stores, Inc. bank term loan FRN 3.033s, 2014	249,362	194,892

Federal Mogul Corp. bank term loan FRN Ser. B,
2.188s, 2014	111,998	85,748

Federal Mogul Corp. bank term loan FRN Ser. C,
2.188s, 2015	57,142	43,749

Level 3 Financing, Inc. bank term loan FRN Ser. B,
11 1/2s, 2014	115,000	122,092

Universal City Development Partners, Ltd. bank term
loan FRN Ser. B, 6 1/2s, 2014	400,000	400,500

Total senior loans (cost $792,414)		$879,057

CONVERTIBLE PREFERRED STOCKS (1.3%)*	Shares	Value

General Motors Corp. Ser. B, $1.312 cv. pfd.	172,000	$584,800

Total convertible preferred stocks (cost $582,600)		$584,800

PREFERRED STOCKS (1.0%)*	Shares	Value

Strategic Hotels & Resorts Ser. A, $2.13 cum. pfd. R	46,618	$419,562

Total preferred stocks (cost $402,706)		$419,562

SHORT-TERM INVESTMENTS (21.6%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund [e]	4,979,412	$4,979,412

Short-term investments held as collateral for loaned
securities with a yield of 0.35% and a due date of
November 2, 2009 [d]	$561,011	561,000

U.S. Treasury Cash Management Bills for an effective
yield of 0.34%, June 10, 2010 ###	1,000,000	997,655

U.S. Treasury Cash Management Bills for effective
yields ranging from 0.25% to 0.29%, July 15, 2010	2,860,000	2,852,993

Total short-term investments (cost $9,393,089)		$9,391,060

TOTAL INVESTMENTS

Total investments (cost $40,949,774)		$43,673,729

Key to holding’s currency abbreviations

EUR Euro

USD / $ United States Dollar

Key to holding’s abbreviations

FRN Floating Rate Notes

MTNH Medium Term Notes Class H

* Percentages indicated are based on net assets of $43,446,200.

† Non-income-producing security.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

### This security, in part or in entirety, was segregated for securities sold short at October 31, 2009.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at October 31, 2009. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 8).

d See Note 1 to the financial statements.

e See Note 7 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at October 31, 2009.

At October 31, 2009, liquid assets totaling $1,233,893 have been segregated to cover open shorted securities. Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRN are the current interest rates at October 31, 2009.

The dates shown on debt obligations are the original maturity dates.

Securities sold short at 10/31/09 (Unaudited)

COMMON STOCKS (2.1%)*	Shares	Value

Automotive (0.4%)
Johnson Controls, Inc.	7,300	$174,616

		174,616
Health-care services (0.5%)
Omnicare, Inc.	8,900	192,863

		192,863
Machinery (0.4%)
Terex Corp. †	9,200	186,024

		186,024
Restaurants (0.4%)
Texas Roadhouse, Inc. Class A †	16,300	154,361

		154,361
Retail (0.4%)
Coach, Inc.	5,700	187,929

		187,929
Total common stocks (proceeds $925,000)		$895,793

INVESTMENT COMPANIES (0.8%)*	Shares	Value

iShares Russell 2000 Index Fund	6,000	$338,100

Total investment companies (proceeds $368,950)		$338,100

Total securities sold short (proceeds $1,294,192)		$1,233,893

In September 2006, Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC820”) was issued. ASC 820 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of ASC 820 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined asfollows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of October 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$1,374,692	$712,442	$—

Capital goods	143,752	—	—

Communication services	3,929,214	—	—

Consumer cyclicals	929,501	—	—

Consumer staples	486,712	—	—

Energy	2,341,889	—	—

Financial	2,072,281	—	—

Health care	1,492,862	—	—

Technology	2,147,168	—	—

Transportation	227,574	—	—

Utilities and power	954,912	—	—

Total common stocks	16,100,557	712,442	—

Convertible bonds and notes	—	3,228,941	—

Convertible preferred stocks	—	584,800	—

Corporate bonds and notes	—	12,357,310	—

Preferred stocks	419,562	—	—

Senior loans	—	879,057	—

Short-term investments	4,979,412	4,411,648	—

Totals by level	$21,499,531	$22,174,198	$—

	Level 1	Level 2	Level 3

Other financial instruments:	$(1,233,893)	$—	$—

Other financial instruments include shorted securities.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/09 (Unaudited)

ASSETS

Investment in securities, at value, including $422,400 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $35,970,362)	$38,694,317

Affiliated issuers (identified cost $4,979,412) (Note 7)	4,979,412

Collateral on short sales (Note 1)	1,264,075

Receivable for short sale margin (Note 1)	38,694

Dividends, interest and other receivables	345,395

Receivable for shares of the fund sold	604,700

Receivable for investments sold	469,562

Unamortized offering costs (Note 1)	63,047

Total assets	46,459,202

LIABILITIES

Payable to custodian (Note 2)	26,056

Payable for investments purchased	930,124

Payable for shares of the fund repurchased	48,874

Payable for compensation of Manager (Note 2)	15,753

Payable for investor servicing fees (Note 2)	4,835

Payable for custodian fees (Note 2)	2,933

Payable for Trustee compensation and expenses (Note 2)	92

Securities sold short, at value (proceeds receivable $1,294,192) (Note 1)	1,233,893

Payable for loan financing (Note 1)	30,302

Interest payable for short sales (Note 1)	791

Payable for administrative services (Note 2)	216

Payable for distribution fees (Note 2)	6,740

Payable for offering costs (Note 1)	113,541

Collateral on securities loaned, at value (Note 1)	561,000

Other accrued expenses	37,852

Total liabilities	3,013,002

Net assets	$43,446,200

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 6)	$39,551,288

Undistributed net investment income (Note 1)	94,350

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	1,016,270

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	2,784,292

Total — Representing net assets applicable to capital shares outstanding	$43,446,200

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($20,897,537 divided by 1,216,170 shares)	$17.18

Offering price per class A share (100/94.25 of $17.18)*	$18.23

Net asset value and offering price per class B share ($617,857 divided by 36,027 shares)**	$17.15

Net asset value and offering price per class C share ($2,826,753 divided by 164,940 shares)**	$17.14

Net asset value and redemption price per class M share ($72,537 divided by 4,227 shares)	$17.16

Offering price per class M share (100/96.50 of $17.16)*	$17.78

Net asset value, offering price and redemption price per class R share
($11,531 divided by 671 shares)	$17.18

Net asset value, offering price and redemption price per class Y share
($19,019,985 divided by 1,106,438 shares)	$17.19

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations For the period 5/18/09 (commencement of operations)
to 10/31/09 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $7,597 from investments in affiliated issuers) (Note 7)	$553,191

Dividends	16,433

Securities lending	597

Total investment income	570,221

EXPENSES

Compensation of Manager (Note 2)	101,842

Investor servicing fees (Note 2)	34,061

Custodian fees (Note 2)	4,390

Trustee compensation and expenses (Note 2)	3,013

Administrative services (Note 2)	2,644

Dividend expense for short sales (Note 1)	421

Interest expense for short sales (Note 1)	791

Distribution fees — Class A (Note 2)	15,924

Distribution fees — Class B (Note 2)	1,716

Distribution fees — Class C (Note 2)	4,893

Distribution fees — Class M (Note 2)	93

Distribution fees — Class R (Note 2)	25

Amortization of offering costs (Note 1)	53,176

Auditing	27,570

Other	24,004

Fees waived and reimbursed by Manager (Note 2)	(91,523)

Total expenses	183,040
Expense reduction (Note 2)	(4,922)

Net expenses	178,118

Net investment income	392,103

Net realized gain on investments (Notes 1 and 3)	985,104

Net realized gain on foreign currency transactions (Note 1)	1,607

Net realized gain on written options (Notes 1 and 3)	29,559

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	38

Net unrealized appreciation of investments and short sales during the period	2,784,254

Net gain on investments	3,800,562

Net increase in net assets resulting from operations	$4,192,665

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS	For the period 5/18/09
(commencement of operations)
to 10/31/09*

Operations:
Net investment income	$392,103

Net realized gain on investments and foreign currency transactions	1,016,270

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	2,784,292

Net increase in net assets resulting from operations	4,192,665

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(131,442)

Class B	(3,479)

Class C	(14,275)

Class M	(228)

Class R	(79)

Class Y	(148,250)

Redemption fees (Note 1)	338

Increase from capital share transactions (Note 4)	31,550,950

Total increase in net assets	35,446,200

NET ASSETS

Beginning of period (Note 6)	8,000,000

End of period (including undistributed net investment income of $94,350)	$43,446,200

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

											Ratio	Ratio of net
			Net realized								of expenses	investment
	Net asset value,		and unrealized	Total from				Net asset	Total return	Net assets,	to average	income (loss)
	beginning	Net investment	gain (loss) on	investment	From net	Total	Redemption	value, end of	at net asset	end of period	net assets	to average	Portfolio
Period ended	ofperiod	(loss) [a]	investments	operations	investment income	distributions	fees [b]	period	value (%) [c]	(in thousands)	(%) [d,e,f]	net assets (%) [d]	turnover (%)

Class A
October 31, 2009 **†	$15.00	.22	2.10	2.32	(.14)	(.14)	—	$17.18	15.42*	$20,898	.69 *	1.33*	58.81*

Class B
October 31, 2009 **†	$15.00	.17	2.09	2.26	(.11)	(.11)	—	$17.15	15.06*	$618	1.03*	1.04*	58.81*

Class C
October 31, 2009 **†	$15.00	.18	2.08	2.26	(.12)	(.12)	—	$17.14	15.07*	$2,827	1.03*	1.05*	58.81*

Class M
October 31, 2009 **†	$15.00	.18	2.10	2.28	(.12)	(.12)	—	$17.16	15.17*	$73	.9 2*	1.11*	58.81*

Class R
October 31, 2009 **†	$15.00	.19	2.11	2.30	(.12)	(.12)	—	$17.18	15.31*	$12	.81*	1.17 *	58.81*

Class Y
October 31, 2009 **†	$15.00	.25	2.09	2.34	(.15)	(.15)	—	$17.19	15.57*	$19,020	.58*	1.54*	58.81*

* Not annualized.

** Unaudited.

† For the period May 18, 2009 (commencement of operations) to October 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

October 31, 2009	0.33%

e Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

f Includes dividend and interest expense in connection with securities sold short, which amounted to less than 0.01% of average net assets as of October 31, 2009 (Note 1).

The accompanying notes are an integral part of these financial statements.

42	43

Notes to financial statements 10/31/09 (Unaudited)

Note 1: Significant accounting policies

Putnam Capital Spectrum Fund (the “fund”) is a non-diversified series of Putnam Funds Trust (the “trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek total return by investing in a portfolio mainly consisting of equity and fixed-income securities, including bank loans, of leveraged U.S.-based companies that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering each class of shares on May 18, 2009. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. ClassC shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, classB, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 30 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, December 9, 2009, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments (including securities sold short) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the

U.S.securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At October 31, 2009, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the period ended October 31, 2009, the transaction volume of Purchased options contracts was minimal. See Note 3 for the volume of Written options contracts activity for the period ended October 31, 2009. The fund did not trade in futures contracts during the period ended October 31, 2009.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At October 31, 2009, the fund did not have a net liability position on derivative contracts subject to the Master Agreements.

G) Short sale of securities The fund may engage in short sales of securities to realize appreciation when a security that the fund does not own declines in value. A short sale is a transaction in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the borrow and thus the short position. The price the fund pays at the later date may be more or less than the price at which the fund sold the security. If the price of the security sold short increases between the short sale and when the fund closes out the short sale, the fund will incur a loss, which is theoretically unlimited. The fund will realize a gain, which is limited to the price at which the fund sold the security short, if the security declines in value between those dates. Dividends on securities sold short are recorded as dividend expense in the Statement of operations. While the short position is open, the fund will post cash or liquid assets at least equal in value to the market value of the securities sold short. The fund will also post collateral representing an additional 2%-5% of the market value of the securities sold short. This additional collateral will be in the form of a loan from the custodian. All collateral is marked-to-market daily. The fund may also be required to pledge on the books of the fund additional assets for the benefit of the security and cash lender. The fund is subject to risk of loss if the lender of the security were to fail to perform its obligations under the contract. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Short positions, if any, are reported at value and listed after the fund’s portfolio.

H) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At October 31, 2009, the value of securities loaned amounted to $422,400. The fund received cash collateral of $561,000 which is pooled with collateral of other Putnam funds into a single broker cash account covered under the FDIC Temporary Liquidity Guarantee Program.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $40,949,774, resulting in gross unrealized appreciation and depreciation of $3,499,764 and $775,809, respectively, or net unrealized appreciation of $2,723,955.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

K) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

L) Offering costs The offering costs of $116,223 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative
services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, 0.53% of the next $5 billion, 0.52% of the next $5 billion, 0.51% of the next $5 billion, 0.50% of the next $5 billion, 0.49% of the next $5 billion, 0.48% of the next $8.5 billion, and 0.47% thereafter.

Commencing with the fund’s thirteenth whole calendar month of operation, the applicable base fee will be increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease will be calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of a 50/50 blend (balanced daily) of the S&P 500 Index and JPMorgan Developed High Yield Index over the performance period. The maximum annualized performance adjustment rate is +/-0.32%. The performance period will be the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar months, the period from the date the fund commenced operations to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment rate will be multiplied by the fund’s average net assets over the performance period and the result will be divided by twelve. The resulting dollar amount will be added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment will be determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through July 31, 2010, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, extraordinary expenses, expense offset and brokerage/service arrangements and payments under the fund’s investment management and distribution plans) would exceed an annual rate of 0.45% of the fund’s average net assets. During the period ended October 31, 2009, the fund’s expenses were reduced by $47,088 as a result of this limit.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the period ended October 31, 2009, the fund’s expenses were reduced by $44,435 as a result of this limit.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage and provide investment recommendations with respect to a portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets managed and 0.10% of the average net assets of the portion of the fund’s assets for which PAC provides investment recommendations.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the period ended October 31, 2009 are included in Investor servicing fees in the Statement of operations.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At October 31, 2009, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the period ended October 31, 2009, the fund’s expenses were reduced by $434 under the expense offset arrangements and by $4,488 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $28, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the period ended October 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $13,979 and $119 from the sale of class A and class M shares, respectively, and received $58 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the period ended October 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the period ended October 31, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $40,725,125 and $12,276,302, respectively. These figures include the cost of purchases to cover securities sold short and proceeds from sales of securities sold short of no monies and $1,294,192, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the period ended October 31, 2009 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of period	$—	$—

Options opened	33,400	75,317

Options exercised	—	—

Options expired	—	—

Options closed	(33,400)	(75,317)

Written options
outstanding at
end of period	$—	$—

Note 4: Capital shares

At October 31, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	For the period 5/18/09 (commencement of operations) to 10/31/09

Class A	Shares	Amount

Shares sold	733,180	$11,994,855

Shares issued in connection with
reinvestment of distributions	7,355	127,836

	740,535	12,122,691

Shares repurchased	(54,365)	(917,674)

Net increase	686,170	$11,205,017

	For the period 5/18/09 (commencement of operations) to 10/31/09

Class B	Shares	Amount

Shares sold	36,380	$570,570

Shares issued in connection with
reinvestment of distributions	164	2,846

	36,544	573,416

Shares repurchased	(1,184)	(19,265)

Net increase	35,360	$554,151

	For the period 5/18/09 (commencement of operations) to 10/31/09

Class C	Shares	Amount

Shares sold	164,317	$2,709,850

Shares issued in connection with
reinvestment of distributions	791	13,723

	165,108	2,723,573

Shares repurchased	(835)	(14,407)

Net increase	164,273	$2,709,166

	For the period 5/18/09 (commencement of operations) to 10/31/09

Class M	Shares	Amount

Shares sold	3,547	$60,370

Shares issued in connection with
reinvestment of distributions	13	228

	3,560	60,598

Shares repurchased	—	—

Net increase	3,560	$60,598

	For the period 5/18/09 (commencement of operations) to 10/31/09

Class R	Shares	Amount

Shares sold	—	$—

Shares issued in connection with
reinvestment of distributions	4	79

	4	79

Shares repurchased	—	—

Net increase	4	$79

	For the period 5/18/09 (commencement of operations) to 10/31/09

Class Y	Shares	Amount

Shares sold	1,192,946	$18,503,589

Shares issued in connection with
reinvestment of distributions	8,488	147,513

	1,201,434	18,651,102

Shares repurchased	(95,663)	(1,629,163)

Net increase	1,105,771	$17,021,939

At October 31, 2009, Putnam Investments, LLC owned the following class shares of the fund:

		Percentage of
	Shares	Ownership	Value

Class A	534,117	43.92%	$9,176,130

Class B	671	1.85	11,508

Class C	671	0.41	11,501

Class M	671	15.87	11,514

Class R	671	100.00	11,531

Class Y	672	0.06	11,552

Note 5: Summary of derivative activity

As of October 31, 2009, the fund did not hold any derivative instruments and for the period ended October31, 2009, the fund did not have any unrealized gains or losses on any derivative instruments.

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the period ended October 31, 2009 (see Note 1):

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted
for as hedging instruments
under ASC 815	Options	Total

Equity contracts	$(16,005)	$(16,005)

Total	$(16,005)	$(16,005)

Note 6: Initial capitalization and offering of shares

The fund was established as a series of the trust on May 18, 2009. Prior to May 18, 2009, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital	Shares
	contribution	issued

Class A	$7,950,000	530,000

Class B	10,000	667

Class C	10,000	667

Class M	10,000	667

Class R	10,000	667

Class Y	10,000	667

Note 7: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $7,597 for the period ended October 31, 2009. During the period ended October 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $33,149,943 and $28,170,531, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 8: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 9: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 10: Other

At a meeting held on November 19, 2009, shareholders approved a new management contract for your fund. Subject to shareholder approval of similar management contracts for substantially all of the other Putnam funds, the new management contract is expected to be implemented on January 1, 2010 (but no later than February 1, 2010). Under the new management contract, management fee breakpoints would be determined by reference to the assets of all of the open-end Putnam funds, rather than only the assets of the fund.

Note 11: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sectorcategories.

Investment Manager	Myra R. Drucker	Susan G. Malloy
Putnam Investment	Paul L. Joskow	Vice President and
Management, LLC	Elizabeth T. Kennan	Assistant Treasurer
One Post Office Square	Kenneth R. Leibler
Boston, MA 02109	Robert E. Patterson	Beth S. Mazor
	George Putnam, III	Vice President
Investment Sub-Manager	Robert L. Reynolds
Putnam Investments Limited	W. Thomas Stephens	James P. Pappas
57–59 St James’s Street	Richard B. Worley	Vice President
London, England SW1A 1LD
	Officers	Francis J. McNamara, III
Investment Sub-Advisor	Robert L. Reynolds	Vice President and
The Putnam Advisory	President	Chief Legal Officer
Company, LLC
One Post Office Square	Charles E. Porter	Robert R. Leveille
Boston, MA 02109	Executive Vice President,	Vice President and
	Principal Executive Officer,	Chief Compliance Officer
Marketing Services	Associate Treasurer and
Putnam Retail Management	Compliance Liaison	Mark C. Trenchard
One Post Office Square		Vice President and
Boston, MA 02109	Jonathan S. Horwitz	BSA Compliance Officer
Senior Vice President
Custodian	and Treasurer	Judith Cohen
State Street Bank		Vice President, Clerk and
and Trust Company	Steven D. Krichmar	Assistant Treasurer
Vice President and
Legal Counsel	Principal Financial Officer	Wanda M. McManus
Ropes & Gray LLP		Vice President, Senior Associate
	Janet C. Smith	Treasurer and Assistant Clerk
Trustees	Vice President, Principal
John A. Hill, Chairman	Accounting Officer and	Nancy E. Florek
Jameson A. Baxter,	Assistant Treasurer	Vice President, Assistant Clerk,
Vice Chairman		Assistant Treasurer and
Ravi Akhoury		Proxy Manager
Charles B. Curtis
Robert J. Darretta

This report is for the information of shareholders of Putnam Capital Spectrum Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

SA105 258888 12/09

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: December 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: December 30, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 30, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter: Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: April, 2010

Date of reporting period: May 18, 2009 (commencement of operations) — October 31, 2009

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PYSAX

Putnam Equity Spectrum Fund

Semiannual report
10|31|09

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
Equity Spectrum
Fund

Semiannual report
10 | 31 | 09

Message from the Trustees	2

About the fund	4

Performance snapshot	6

Interview with your fund’s portfolio manager	7

Your fund’s performance	12

Your fund’s expenses	13

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	26

Financial statements	27

Message from the Trustees

Dear Fellow Shareholder:

The stock market’s performance since March has helped restore investor confidence and rebuild portfolios. While this upward trend is welcome, investors should not be surprised if this rate of appreciation levels off in coming months. Time-tested investment principles, such as diversification, asset allocation, and a long-term perspective, apply now more than ever.

In this improved climate, we are pleased to report that many Putnam mutual funds have delivered strong and competitive results over the past year. This performance reflects the intense efforts of an investment team infused with a determination to excel and strengthened by the arrival of several senior portfolio managers, research analysts, and traders.

In another development, Charles E. “Ed” Haldeman, Jr. has stepped down as President of the Putnam Funds and as a member of the Board of Trustees of the Funds to become Chief Executive Officer of the Federal Home Loan Mortgage Corporation (FHLMC), also known as Freddie Mac. Effective July 2009, Robert L. Reynolds, President and Chief Executive Officer of Putnam Investments and a Trustee of the Putnam Funds, replaced Mr. Haldeman as President of the Putnam Funds.

2

We would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly fee changes, at this fall’s Putnam Funds’ shareholder meetings. We also would like to take this opportunity to welcome new shareholders to the fund and to thank all our investors for your continued confidence in Putnam.

About the fund

Putnam Equity Spectrum Fund

Often, compelling investment opportunities are presented by more complex securities that require deep expertise and a unique set of analytical skills. Putnam Equity Spectrum Fund invests in the stocks of leveraged companies — those that use debt as a tool to improve their business performance. Investing in leveraged companies is a specialized niche, requiring considerable knowledge to understand the intricacies of capital structures and balance sheets.

A new dimension

Leveraged-company stocks can add a new dimension to most investment portfolios because they offer different performance characteristics than the broad stock market. Putnam Equity Spectrum Fund targets opportunities in leveraged companies by combining active management and rigorous fundamental research to seek long-term capital appreciation for investors.

Types of leveraged companies

•Capital-intensive businesses, such as telecommunications companies that borrow money to build and maintain network infrastructure.

•“Rising stars,” or early-stage growth companies, that use borrowing to finance their operations while they develop new products and a customer base.

•“Fallen angels,” which are companies that had been in stronger capital positions but have become more heavily dependent on debt.

•Special situation companies that use debt as part of a restructuring, or as part of a merger, acquisition, or privatization.

Consider these risks before investing:

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in relatively few issuers and involves more risk than a fund that invests more broadly. Funds that invest in securities of leveraged companies involve the risk that the securities of leveraged companies will be more sensitive to issuer, political, market, and economic developments than the market as a whole and the securities of other types of companies. Investments in securities of leveraged companies are likely to be more volatile than investments in companies that are not leveraged. The fund may focus its investments in types of securities — equities, fixed income, or bank loans — that underperform relative to, or are more volatile than, other types of securities. The use of derivatives involves special risks and may result in losses. A fund that engages in short sales of securities may incur losses if the securities appreciate in value and may experience higher volatility due to leverage resulting from investing the proceeds of securities sold short. When short-selling, investors sell borrowed shares, hoping to repurchase them at a lower price before returning them to the lender.

Performance
snapshot

Total return (%) comparison as of 10/31/09

Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 12–13 for additional performance information. For a portion of the period, this fund may have limited expenses, without which returns would have been lower. Due to market volatility, current performance may be higher or lower than performance shown. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

6

Interview with your
fund’s portfolio manager

David Glancy

David, Putnam Equity Spectrum Fund launched on May 18 of this year, after the market hit its nadir on March 9. How did the fund perform from its inception date through October 31?

The fund delivered a return of 19.47%, outperforming the 14.97% advance of its benchmark, the S&P 500 Index. Security selection was the top contributor to performance, but the fund’s cash position was a drag on performance, especially because stocks performed so well during the period.

Why was there a high level of cash in theportfolio?

The fund’s position in short-term holdings, or cash, during the period was larger than the benchmark’s for several reasons. First, because investing opportunistically is an integral part of the fund’s strategy, I also hold a higher-than-normal level of short-term holdings than other funds. For example, I don’t want to be forced to liquidate an attractive position to fund a new investment. I also want the ability to remain nimble, so I can invest at the moment I find a security attractive without waiting for the cash to become available. Second, a common characteristic of the holdings in the portfolio is the use of leverage within the capital structure. As leverage is inherent in these companies, you do not need to be fully invested to generate attractive returns. Lastly, in a volatile market for leveraged companies, I may also use cash as a hedge if I believe that it is a more attractive use of the fund’s assets than other securities.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the period from 5/18/09 (commencement of operations) to 10/31/09. See page 6 and pages 12–13 for additional fund performance information. Index descriptions can be found on page 15. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

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Since this is a new fund, let’s talk about your overall strategy.

Sure. A rigorous fundamental process forms the backbone of our investment process and strategy. The process is based on thorough fundamental research into securities of leveraged companies, focused on identifying securities with the most attractive total return potential relative to risk. The investment universe consists of companies with high debt levels relative to their earnings before interest payments, depreciation, taxes, and amortization, known as EBIDTA. In analyzing companies, I have access to Putnam’s complete range of investment capabilities. I consult with two research groups in particular: Putnam’s High Yield Credit group and Putnam’s Small- and Mid-Cap Equities group. Most leveraged companies fall into the research areas of these two groups.

How does the research process work?

The first step is to analyze each company as a business and understand its sources of cash flow, and the risks to that cash flow. The second step is to analyze the company’s capital structure — the ways it finances its assets through a combination of equity and debt, or hybrid securities such as convertible stocks — and determine what opportunities and risks it poses given where we are in the business and credit cycles. The opportunities and risks within the capital structure result from the company’s ability to generate sufficient cash flow to cover the liabilities at each level of the capital structure. Chief risks are the possibilities of bankruptcy, reorganization, or liquidation. The different scenarios for the company can have a varying impact on each type of security.

For example, bank loans might be most attractive if a bankruptcy is probable. However, securities at any level of the capital structure might be mispriced by different amounts, because the market for leveraged company securities tends to be inefficient. After analyzing the opportunities and

Top 10 holdings
HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

EchoStar Corp. (8.7%)	Communication services	Telecommunications
DISH Network Corp. (6.0%)	Communication services	Cable television
W.R. Grace & Co. (5.1%)	Basic materials	Chemicals
STAAR Surgical Co. (3.5%)	Health care	Medical technology
AFC Enterprises (3.4%)	Consumer staples	Restaurants
Rhodia SA (France) (3.0%)	Basic materials	Chemicals
NewStar Financial, Inc. (3.0%)	Financials	Financial
Unisys Corp. (2.9%)	Technology	Technology
Pioneer Natural Resources Co. (2.5%)	Energy	Oil and gas
Swift Energy Co. (2.3%)	Energy	Oil and gas

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 10/31/09. Short-term holdings are excluded. Holdings will vary over time.

8

“We continue to find attractive oppor-
tunities across the capital structure of
leveraged companies.”
David Glancy

scenarios for each company, I revisit my forecast to determine my level of confidence and conviction in each one.

After determining the securities I find most attractive, I construct the portfolio by balancing the risks of different securities. As portfolio manager, I have the latitude to establish large weightings in individual securities, which I have done, with the goal of providing the best overall trade-off between potential return and risk.

What was the leveraged-company investing environment like during the period?

The credit crisis that began with subprime mortgages and gripped the entire global economy created a wide range of opportunities in leveraged companies struggling with heavy debt levels. The crisis caused historic levels of distress for these companies, closing off avenues for renewing streams of credit and making it more difficult to meet their cash-flow expectations. While the availability of credit to these companies has increased marginally, and shares of many of these companies have rebounded meaningfully over the past several months, there remains great opportunity within this universe of leveraged companies.

What were some holdings that helped performance during the period?

W.R. Grace, a specialty chemical maker, contributed. The company manufactures a range of products for the construction industry, including air and vapor barriers, waterproofing systems, cement processing additives, and fire protection products. In the third quarter, W.R. Grace shares surged as investor sentiment turned positive when it appeared more likely that the company would

Sector allocations as of 10/31/09

	LONG SECURITIES	SHORT SECURITIES	ALL SECURITIES

Short-term investments	26.4%	—	26.4%
Communication services	19.0%	—	19.0%
Energy	13.0%	—	13.0%
Basic materials	9.2%	—	9.2%
Financials	8.8%	—	8.8%
Technology	8.7%	—	8.7%
Health care	11.4%	–5.9%	5.5%
Consumer cyclicals	5.9%	–0.9%	5.0%
Consumer staples	5.1%	–1.8%	3.3%
Utilities and power	2.4%	—	2.4%
Transportation	1.1%	—	1.1%
Capital goods	0.4%	–1.0%	–0.6%
Other	—	–1.8%	–1.8%

Allocations are represented as a percentage of portfolio market value. Excludes short-term investments held as collateral for loaned securities. Holdings and allocations may vary over time.

9

emerge from bankruptcy by the end of 2009. W.R. Grace delivered better-than-expected second-quarter results on improved profit margins, despite the lingering economic uncertainties, particularly in the areas of commercial and public works construction.

Adding to performance was the fund’s holding in Unisys Corp., an information technology company whose stock price was buoyed by several recent contract wins, as well as cost-cutting measures, such as layoffs, service-delivery cost reductions, and reduced administration and sales costs. Shares of STAAR Surgical, which manufactures vision implants used in cataract and glaucoma surgery, moved sharply higher during the period on the announcement of upcoming product launches. It is my belief that these product launches could drive future earnings growth for the company.

IN THE NEWS

It took over a year for the Dow Jones Industrial Average to return to the 10000-point level. In October 2009, the index reclaimed the threshold, capping off a seven-month rally during which the Dow bounced back more than 53%. Round numbers like 10000 have historically served as key psychological milestones. In 1966, the Dow first hit 1000, but spent the next 16 years trading mostly below that number. In 1999, when the Dow crossed 10000 for the first time, it just kept rising. While it is impossible to predict where the Dow will go from here, the 10000 mark, combined with persistently low interest rates on many traditional savings vehicles, might motivate some investors sitting in cash to jump back into the market, pushing stocks higher.

What were examples of holdings that hurt performance?

In addition to the large cash position that I mentioned, holdings that detracted from performance included the DISH Network, a satellite TV provider. While the company had positive financial returns for the third quarter, the stock’s performance lagged the broader market. Investors did not favor the stock, assuming that the company’s lower-end customer base was more vulnerable to the economic downturn. However, as customers continue to defect from the more expensive cable TV, DISH Network has been consistently adding to its subscriber base. I continue to hold DISH Network in the fund.

Another holding that held back performance, RRI Energy, an independent power producer, was the remaining business after Reliant Energy’s sale of its retail business to NRG Energy in May 2009. Investors punished RRI shares on concerns about the company’s above-market-price coal hedges — that is, Reliant had locked in its coal costs at a considerably higher price than the going lower price. Investors also sold RRI Energy’s stock because of increased levels of coal-to-gas switching among its competitors. With more and more power companies switching to natural gas, investors felt that RRI could face competition from those companies producing power with this cheaper and cleaner power source.

The fund’s holding in AirTran Airways, a low-cost airline, also held back performance. In the third quarter, in an effort to shore up liquidity, AirTran issued both equity

10

and convertible stock. This issuance of additional shares, however, decreased its diluted earnings per share. By way of background, earnings per share are calculated by dividing a company’s total profits by the number of shares outstanding. With AirTran’s additional issuance during the period, the dilution-per-share metric rose. This dilution, coupled with disappointing third-quarter revenues, lower bookings estimates, and a rise in the price of oil, resulted in investors driving down AirTran’s share price.

What is your outlook?

We continue to find attractive opportunities across the capital structure of leveraged companies. Although consumer spending remains weak, corporate spending and liquidity overall are improving. The securities of leveraged, below-investment-grade companies comprise a large opportunity set for the fund, with more than $1 trillion in market capitalization in each type of security: bank loans, high-yield debt, and equities. Historically, securities of leveraged companies have benefited strongly in an environment such as the one in which we find ourselves in today, when financial markets and the economy are recovering from recession.

At this point, many highly leveraged companies are generating more-than-sufficient cash flow to meet their long-term, fixed-rate debt obligations, and are not at risk of default or bankruptcy. In fact, many leveraged companies offer higher return-on-equity ratios — a measure of how much profit a company generates with the money shareholders have invested — than less-leveraged companies. In some cases, the market pricing of these securities remains irrational.

Certain aspects of a company’s debt profile that give securities attractive return potential even in this environment have been ignored, including such features as maturity, floating interest rates, and the level of collateral backing the loans. As anxiety about the future debt burden of these companies causes many securities to be mispriced, I believe that investors have the opportunity to take advantage of opportunities among leveraged companies. Even if a company faces a reorganization, its securities might have attractive total-return potential for long-term investors. Uncovering these opportunities requires the skill to analyze businesses and capital structure issues, and to forecast their total return potential.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager David Glancy has an M.B.A. from Goizueta Business School at Emory University and a B.A. from Tulane University. He joined Putnam in 2009 and has been in the investment industry since 1987.

11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for the period ended October 31, 2009, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents performance since the fund’s inception date of May 18, 2009. Past performance does not guarantee future results, and the short-term results of a relatively new fund are not necessarily indicative of its long-term results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for the period ended 10/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)	(5/18/09)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	19.47%	12.56%	19.07%	14.07%	19.07%	18.07%	19.20%	15.06%	19.33%	19.60%

After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

For a portion of the period, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may be applied to shares exchanged or sold within 30 days of purchase.

Comparative index returns For the period ended 10/31/09

		Lipper Mid-Cap Core Funds
	S&P 500 Index	category average*

Life of fund	14.97%	16.22%

Index and Lipper results should be compared to fund performance at net asset value.

* Over the life-of-fund period ended 10/31/09, there were 382 funds in this Lipper category.

12

Fund price information For the period ended 10/31/09

	Class A		Class B	Class C	Class M		Class R	Class Y

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

5/18/09*	$15.00	$15.92	$15.00	$15.00	$15.00	$15.54	$15.00	$15.00

10/31/09	17.92	19.01	17.86	17.86	17.88	18.53	17.90	17.94

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period

* Inception date of the fund.

Fund performance as of most recent calendar quarter
Total return for the period ended 9/30/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)	(5/18/09)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	23.27%	16.14%	22.93%	17.93%	22.93%	21.93%	23.00%	18.73%	23.13%	23.33%

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Estimated net expenses for the first fiscal year
ended4/30/10*	1.50%	2.25%	2.25%	2.00%	1.75%	1.25%

Estimated total annual operating expenses for the
first fiscal year ended 4/30/10	1.70%	2.45%	2.45%	2.20%	1.95%	1.45%

Annualized expense ratio for the period from 5/18/09
(commencement of operations) to 10/31/09	1.53%	2.28%	2.28%	2.03%	1.78%	1.28%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through 4/30/11. Putnam Management and the fund’s Board of Trustees subsequently agreed, effective 8/1/09, to replace the fund’s then-current expense limitation with a new expense limitation arrangement in effect through at least 7/31/10.

13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Equity Spectrum Fund from May 18, 2009, to October 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000 *†	$7.68	$11.43	$11.43	$10.18	$8.93	$6.43

Ending value (after expenses)	$1,194.70	$1,190.70	$1,190.70	$1,192.00	$1,193.30	$1,196.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from 5/18/09 (commencement of operations) to 10/31/09. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the period ended October 31, 2009, use the following calculation method. To find the value of your investment on May 18, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000 *†	$7.06	$10.50	$10.50	$9.35	$8.20	$5.91

Ending value (after expenses)	$1,015.88	$1,012.44	$1,012.44	$1,013.59	$1,014.73	$1,017.02

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from 5/18/09 (commencement of operations) to 10/31/09. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

15

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract, with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2009. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic
pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed

16

review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style,

17

changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for funds in your fund’s Lipper category. The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements. In the case of your fund, Putnam Management has agreed to waive fees (and, to the extent necessary, bear other expenses) through July 31, 2010 to the extent that expenses of the fund (exclusive of brokerage, interest, taxes, extraordinary expenses and payments under the fund’s investment management contract and distribution plans) would exceed an annual rate of 0.45% of the fund’s average net assets.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation is applicable to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund because it had only recently commenced operations.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam

18

funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund (although not your fund) over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds. Because your fund had only recently commenced operations, only limited fund performance information was available to the Trustees when they approved the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue

19

to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Fiduciary Trust Company entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of

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such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic
pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

At a meeting held on November 19, 2009, shareholders approved the proposed management contract for your fund. Subject to shareholder approval of similar management contracts for substantially all of the other Putnam funds, the new management contract is expected to be implemented on January 1, 2010 (but no later than February 1, 2010).

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund (other than Putnam Money Market Liquidity Fund and the Putnam RetirementReady® Funds) benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular

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fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

	Proposed Effective	Current Effective
Name of Fund	Contractual Rate	Contractual Rate	Difference

Putnam Equity
Spectrum Fund	0.742%	0.800%	(0.058)%

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds, such as your fund, that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate

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in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

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• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds (performance adjustments were not proposed for your fund because your fund already has such adjustments in place) and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the

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general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

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Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within30days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2009, Putnam employees had approximately $303,000,000 and the Trustees had approximately $40,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the currentreportingperiod.

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The fund’s portfolio 10/31/09 (Unaudited)

COMMON STOCKS (74.9%)*	Shares	Value

Airlines (1.0%)
AirTran Holdings, Inc. †	45,500	$192,465

		192,465
Biotechnology (3.0%)
Genzyme Corp. †	3,300	166,980

Talecris Biotherapeutics Holdings Corp. †	20,900	419,254

		586,234
Broadcasting (1.6%)
Emmis Communications Corp. Class A †	218,200	224,746

Liberty Media Corp. — Capital Ser. A †	4,200	86,898

		311,644
Cable television (7.5%)
Cablevision Systems Corp. Class A	12,900	296,184

DISH Network Corp. Class A †	67,200	1,169,282

		1,465,466
Chemicals (8.1%)
Rhodia SA (France) †	39,623	581,995

W.R. Grace & Co. †	45,400	993,806

		1,575,801
Commercial and consumer services (0.3%)
Orbitz Worldwide, Inc. †	12,400	64,852

		64,852
Computers (3.9%)
Emulex Corp. †	42,000	424,200

Silicon Graphics International Corp. †	57,300	341,508

		765,708
Entertainment (0.8%)
Cinemark Holdings, Inc.	12,900	149,511

		149,511
Financial (4.0%)
Leucadia National Corp. †	9,000	202,230

NewStar Financial, Inc. †	228,773	574,220

		776,450
Gaming and lottery (0.1%)
MTR Gaming Group, Inc. †	11,864	25,745

		25,745
Health-care services (1.0%)
Lincare Holdings, Inc. †	6,000	188,460

		188,460
Insurance (1.8%)
American Financial Group, Inc.	8,800	216,480

Assured Guaranty, Ltd. (Bermuda)	8,300	137,614

		354,094
Investment banking/Brokerage (1.9%)
Och-Ziff Capital Management Group Class A	30,500	369,965

		369,965
Lodging/Tourism (2.4%)
Full House Resorts, Inc. †	164,132	393,917

Interstate Hotels & Resorts, Inc. †	56,745	65,257

		459,174
Manufacturing (0.4%)
Thermadyne Holdings Corp. †	12,000	72,480

		72,480

28

COMMON STOCKS (74.9%)* cont.	Shares	Value

Medical technology (5.1%)
Alliance Imaging, Inc. † S	55,400	$301,376

STAAR Surgical Co. †	178,400	688,624

		990,000
Natural gas utilities (0.9%)
Questar Corp.	4,200	167,328

		167,328
Oil and gas (11.5%)
Anadarko Petroleum Corp.	4,600	280,278

Cabot Oil & Gas Corp. Class A	2,500	96,175

EOG Resources, Inc.	800	65,328

McMoRan Exploration Co. †	14,400	110,736

PetroHawk Energy Corp. †	7,700	181,104

Pioneer Natural Resources Co.	11,800	485,098

Plains Exploration & Production Co. †	9,000	238,500

Rosetta Resources, Inc. †	4,700	63,591

Swift Energy Co. †	21,112	447,152

Williams Cos., Inc. (The)	9,600	180,960

Williams Partners LP (Partnership Shares)	3,400	86,700

		2,235,622
Pharmaceuticals (1.0%)
Pfizer, Inc.	11,100	189,033

		189,033
Power producers (1.2%)
RRI Energy, Inc. †	45,800	241,366

		241,366
Restaurants (4.2%)
AFC Enterprises †	81,400	653,642

Famous Dave’s of America, Inc. †	25,800	158,412

		812,054
Software (0.8%)
Mantech International Corp. Class A †	3,800	166,668

		166,668
Technology (2.9%)
Unisys Corp. †	19,400	565,316

		565,316
Telecommunications (9.2%)
EchoStar Corp. Class A †	93,300	1,694,325

TerreStar Corp. †	69,700	89,216

		1,783,541
Tobacco (0.3%)
Lorillard, Inc.	800	62,176

		62,176
Total common stocks (cost $13,604,453)		$14,571,153

29

SHORT-TERM INVESTMENTS (23.7%)*	Principal amount/shares	Value

U.S. Treasury Cash Management Bills for an effective
yield of 0.31%, July 15, 2010 ##	$1,530,000	$1,526,252

U.S. Treasury Cash Management Bills for an effective
yield of 0.34%, June 10, 2010	500,000	498,828

Short-term investments held as collateral for loaned
securities with the yield of 0.35% and due date
of November 2, 2009 [d]	87,922	87,920

Putnam Money Market Liquidity Fund [e]	2,501,238	2,501,238

Total short-term investments (cost $4,615,169)		$4,614,238

TOTAL INVESTMENTS

Total investments (cost $18,219,622)		$19,185,391

* Percentages indicated are based on net assets of $19,447,630.

† Non-income-producing security.

## This security, in part or in entirety, was segregated for securities sold short at October 31, 2009.

d See Note 1 to the financial statements.

e See Note 7 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

S Securities on loan, in part or in entirety, at October 31, 2009.

At October 31, 2009, liquid assets totaling $1,959,561 have been designated as collateral for open securities soldshort.

Securities sold short at 10/31/09 (Unaudited)

COMMON STOCKS (8.5%)*	Shares	Value

Automotive (0.8%)
Johnson Controls, Inc.	6,700	$160,264

		160,264
Biotechnology (4.2%)
Acorda Therapeutics, Inc. †	37,900	823,567

		823,567
Health-care services (1.0%)
Omnicare, Inc.	8,700	188,530

		188,530
Machinery (0.9%)
Terex Corp. (NON)	8,100	163,782

		163,782
Restaurants (0.7%)
Texas Roadhouse, Inc. Class A †	15,000	142,050

		142,050
Retail (0.9%)
Coach, Inc.	5,200	171,444

		171,444
Total common stocks (proceeds $1,808,845)		$1,649,637

INVESTMENT COMPANIES (1.6%)	Shares	Value

iShares Russell 2000 Index Fund	5,500	$309,924

Total investment companies (proceeds $338,182)		$309,924

Total securities sold short (proceeds $2,147,027)		$1,959,561

30

In September 2006, Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) was issued. ASC 820 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of ASC 820 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined asfollows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of October 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$993,806	$581,995	$—

Capital goods	72,480	—	—

Communication services	3,249,007	—	—

Consumer cyclicals	1,010,926	—	—

Consumer staples	874,230	—	—

Energy	2,235,622	—	—

Financials	1,500,509	—	—

Health care	1,953,727	—	—

Technology	1,497,692	—	—

Transportation	192,465	—	—

Utilities and power	408,694	—	—

Total common stocks	13,989,158	581,995	—
Short-term investments	2,501,238	2,113,000	—

Totals by level	$16,490,396	$2,694,995	$—
	Level 1	Level 2	Level 3

Other financial instruments:	$(1,959,561)	$—	$—

Other financial instruments include securities sold short.

The accompanying notes are an integral part of these financial statements.

31

Statement of assets and liabilities 10/31/09 (Unaudited)

ASSETS

Investment in securities, at value, including $85,408 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $15,718,384)	$16,684,153
Affiliated issuers (identified cost $2,501,238) (Note 7)	2,501,238

Interest and other receivables	680

Receivable for shares of the fund sold	269,268

Receivable for investments sold	150,959

Receivable from Manager (Note 2)	15,379

Receivable for short sales margin (Note 1)	66,339

Collateral on short sales (Note 1)	2,007,075

Unamortized offering costs (Note 1)	63,055

Total assets	21,758,146

LIABILITIES

Payable to custodian (Note 2)	45,989

Payable for shares of the fund repurchased	13,551

Payable for investor servicing fees (Note 2)	6,044

Payable for custodian fees (Note 2)	2,694

Payable for Trustee compensation and expenses (Note 2)	55

Payable for administrative services (Note 2)	86

Payable for distribution fees (Note 2)	3,914

Payable for offering costs (Note 1)	113,779

Payable for loan financing (Note 1)	47,624

Interest payable for short sales (Note 1)	1,012

Short sales, at value (proceeds receivable $2,147,027) (Note 1)	1,959,561

Collateral on securities loaned, at value (Note 1)	87,920

Other accrued expenses	28,287

Total liabilities	2,310,516

Net assets	$19,447,630

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 6)	$17,674,954

Accumulated net investment loss (Note 1)	(64,660)

Accumulated net realized gain on investments (Note 1)	684,101

Net unrealized appreciation of investments	1,153,235

Total — Representing net assets applicable to capital shares outstanding	$19,447,630

(Continued on next page)

32

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($13,594,403 divided by 758,729 shares)	$17.92

Offering price per class A share (100/94.25 of $17.92)*	$19.01

Net asset value and offering price per class B share ($535,916 divided by 30,010 shares)**	$17.86

Net asset value and offering price per class C share ($611,092 divided by 34,220 shares)**	$17.86

Net asset value and redemption price per class M share ($29,458 divided by 1,648 shares)	$17.88

Offering price per class M share (100/96.50 of $17.88)*	$18.53

Net asset value, offering price and redemption price per class R share
($11,931 divided by 667 shares)	$17.90

Net asset value, offering price and redemption price per class Y share
($4,664,830 divided by 260,067 shares)	$17.94

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

33

Statement of operations For the period 5/18/09 (commencement of operations) to 10/31/09 (Unaudited)

INVESTMENT INCOME

Dividends	$11,867

Interest (including interest income of $3,552 from investments in affiliated issuers) (Note 7)	4,084

Securities lending	242

Total investment income	16,193

EXPENSES

Compensation of Manager (Note 2)	42,334

Investor servicing fees (Note 2)	20,458

Custodian fees (Note 2)	3,883

Trustee compensation and expenses (Note 2)	2,583

Dividend expense for short sales (Note 1)	378

Interest expense for short sales (Note 1)	1,012

Administrative services (Note 2)	2,350

Distribution fees — Class A (Note 2)	9,895

Distribution fees — Class B (Note 2)	1,762

Distribution fees — Class C (Note 2)	1,597

Distribution fees — Class M (Note 2)	74

Distribution fees — Class R (Note 2)	25

Amortization of offering costs (Note 1)	53,098

Auditing	18,181

Legal	11,597

Other	10,777

Fees waived and reimbursed by Manager (Note 2)	(99,081)

Total expenses	80,923

Expense reduction (Note 2)	(70)

Net expenses	80,853

Net investment loss	(64,660)

Net realized gain on investments (Notes 1 and 3)	569,962

Net realized gain on written options (Notes 1 and 3)	114,139

Net unrealized appreciation of investments and short sales during the period	1,153,235

Net gain on investments	1,837,336

Net increase in net assets resulting from operations	$1,772,676

The accompanying notes are an integral part of these financial statements.

34

Statement of changes in net assets

INCREASE IN NET ASSETS	For the period 5/18/09
(commencement of operations)
to 10/31/09*

Operations:
Net investment loss	$(64,660)

Net realized gain on investments	684,101

Net unrealized appreciation of investments	1,153,235

Net increase in net assets resulting from operations	1,772,676

Redemption fees (Note 1)	569

Increase from capital share transactions (Note 4)	13,674,385

Total increase in net assets	15,447,630

NET ASSETS

Beginning of period (Note 6)	4,000,000

End of period (including accumulated net investment loss of $64,660)	$19,447,630

* Unaudited

The accompanying notes are an integral part of these financial statements.

35

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
			Net realized								Ratio of	investment
	Net asset value,		and unrealized	Total from				Net asset	Total return	Net assets,	expenses to	income (loss)
	beginning	Net investment	gain (loss) on	investment	From net investment	Total	Redemption	value, end of	at net asset	end of period	average net	to average	Portfolio
	ofperiod	income (loss) [a]	investments	operations	income	distributions	fees [b]	period	value (%) [c]	(in thousands)	assets (%) [d,e,f]	net assets (%) [d]	turnover (%)

Class A
October 31, 2009 **†	$15.00	(.09 )	3.01	2.92	—	—	—	$17.92	19.47 *	$13,594	.70 *	(.56) *	73.79 *

Class B
October 31, 2009 **†	$15.00	(.15)	3.01	2.86	—	—	—	$17.86	19.07 *	$536	1.04 *	(.9 0) *	73.79 *

Class C
October 31, 2009 **†	$15.00	(.15)	3.01	2.86	—	—	—	$17.86	19.07 *	$611	1.04 *	(.9 0) *	73.79 *

Class M
October 31, 2009 **†	$15.00	(.13)	3.01	2.88	—	—	—	$17.88	19.20 *	$29	.9 3 *	(.78) *	73.79 *

Class R
October 31, 2009 **†	$15.00	(.11)	3.01	2.90	—	—	—	$17.90	19.33 *	$12	.81 *	(.66) *	73.79 *

Class Y
October 31, 2009 **†	$15.00	(.08)	3.02	2.94	—	—	—	$17.94	19.60 *	$4,665	.59 *	(.4 5) *	73.79 *

* Not annualized.

** Unaudited.

† For the period May 18, 2009 (commencement of operations) to October 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share. \

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.86% of average net assets for the period ended October 31, 2009 (Note 2):

e Includes amounts paid through expense offset arrangements (Note 2).

f Includes dividend and interest expense in connection with securities sold short, which amounted to less than 0.01% of average net assets as of October 31, 2009 (Note 1).

The accompanying notes are an integral part of these financial statements.

36	37

Notes to financial statements 10/31/09 (Unaudited)

Note 1: Significant accounting policies

Putnam Equity Spectrum Fund (the “fund”) is a non-diversified series of Putnam Funds Trust (the “trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing in a portfolio mainly consisting of equity securities of leveraged companies that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering each class of shares on May 18, 2009. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. ClassC shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, classB, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 30 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, December 11, 2009, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments (including securities sold short) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At October 31, 2009, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its

38

nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date.

Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

D) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the period ended October 31, 2009 the transaction volume of Purchased options contracts was minimal. See Note 3 for the volume of Written options contracts activity for the period ended October 31, 2009. For the period ended October 31, 2009 the fund did not have any activity on Futures contracts.

E) Short sale of securities The fund may engage in short sales of securities to realize appreciation when a security that the fund does not own declines in value. A short sale is a transaction in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the borrow and thus the short position. The price the fund pays at the later date may be more or less than the price at which the fund sold the security. If the price of the security sold short increases between the short sale and when the fund closes out the short sale, the fund will incur a loss, which is theoretically unlimited. The fund will realize a gain, which is limited to the price at which the fund sold the security short, if the security declines in value between those dates. Dividends on securities sold short are recorded as dividend expense in the Statement of operations. While the short position is open, the fund will post cash or liquid assets at least equal in value to the market value of the securities sold short. The fund will also post collateral representing an additional 2%-5% of the market value of the securities sold short. This additional collateral will be in the form of a loan from the custodian. All collateral is marked-to-market daily. The fund may also be required to pledge on the books of the fund additional assets for the benefit of the security and cash lender. The fund is subject to risk of loss if the broker were to fail to perform its obligations under the contract. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Short positions, if any, are reported at value and listed after the fund’s portfolio.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’

39

general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

G) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At October 31, 2009, the value of securities loaned amounted to $85,408. The fund received cash collateral of $87,920 which is pooled with collateral of other Putnam funds into a single broker cash account covered under the FDIC Temporary Liquidity Guarantee Program.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $18,219,622, resulting in gross unrealized appreciation and depreciation of $1,570,214 and $604,445, respectively, or net unrealized appreciation of $965,769.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

K) Offering costs The offering costs of $116,052 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative
services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, 0.53% of the next $5 billion, 0.52% of the next $5 billion, 0.51% of the next $5 billion, 0.50% of the next $5 billion, 0.49% of the next $5 billion, 0.48% of the next $8.5 billion, and 0.47% thereafter.

Commencing with the fund’s thirteenth whole calendar month of operation, the applicable base fee will be increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease will be calculated monthly

40

based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the S&P 500 Index over the performance period. The maximum annualized performance adjustment rate is +/-0.40%. The performance period will be the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar months, the period from the date the fund commenced operations to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment rate will be multiplied by the fund’s average net assets over the performance period and the result will be divided by twelve. The resulting dollar amount will be added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment will be determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through July 31, 2010, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, extraordinary expenses, expense off set and brokerage/service arrangements and payments under the fund’s investment management and distribution plans) would exceed an annual rate of 0.45% of the fund’s average net assets. During the period ended October 31, 2009, the fund’s expenses were reduced by $51,517 as a result of this limit.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the period ended October 31, 2009, the fund’s expenses were reduced by $47,564 as a result of this limit.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage and provide investment recommendations with respect to a portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets managed and 0.10% of the average net assets of the portion of the fund’s assets for which PAC provides investment recommendations.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the period ended October 31, 2009 are included in Investor servicing fees in the Statement of operations.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At October 31, 2009, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the period ended October 31, 2009, the fund’s expenses were reduced by $70 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $13, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

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The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% , 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the period ended October 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $8,949 and $69 from the sale of class A and class M shares, respectively, and received $750 and $488 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the period ended October 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the period ended October 31, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $16,744,551 and $5,857,087, respectively. These figures include the cost of purchases to cover securities sold short and proceeds from sales of securities sold short of $— and $2,147,027, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the period ended October 31, 2009 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written
options
outstanding
at beginning
of period	$—	$—

Options opened	236,400	304,082

Options exercised	—	—

Options expired	—	—

Options closed	(236,400)	(304,082)

Written
options
outstanding
at end
of period	—	$—

Note 4: Capital shares

At October 31, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	For the period 5/18/09 (commencement of operations) to 10/31/09

Class A	Shares	Amount

Shares sold	546,634	$9,206,682

Shares issued in connection with
reinvestment of distributions	—	—

	546,634	9,206,682

Shares repurchased	(51,238)	(943,552)

Net increase	495,396	$8,263,130

42

	For the period 5/18/09 (commencement of operations) to 10/31/09

Class B	Shares	Amount

Shares sold	35,915	$564,889

Shares issued in connection with
reinvestment of distributions	—	—

	35,915	564,889

Shares repurchased	(6,572)	(114,947)

Net increase	29,343	$449,942

	For the period 5/18/09 (commencement of operations) to 10/31/09

Class C	Shares	Amount

Shares sold	42,672	$696,136

Shares issued in connection with
reinvestment of distributions	—	—

	42,672	696,136

Shares repurchased	(9,119)	(148,023)

Net increase	33,553	$548,113

	For the period 5/18/09 (commencement of operations) to 10/31/09

Class M	Shares	Amount

Shares sold	981	$15,149

Shares issued in connection with
reinvestment of distributions	—	—

	981	15,149

Shares repurchased	—	—

Net increase	981	$15,149

	For the period 5/18/09 (commencement of operations) to 10/31/09

Class R	Shares	Amount

Shares sold	—	—

Shares issued in connection with
reinvestment of distributions	—	—

	—	—

Shares repurchased	—	—

	—	—

	For the period 5/18/09 (commencement of operations) to 10/31/09

Class Y	Shares	Amount

Shares sold	262,716	$4,456,865

Shares issued in connection with
reinvestment of distributions	—	—

	262,716	4,456,865

Shares repurchased	(3,316)	(58,814)

Net increase	259,400	$4,398,051

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At October 31, 2009, Putnam Investments, LLC owned the following class shares of the fund:

		Percentage of
		class shares
	Shares	outstanding	Value

Class A	263,333	34.7%	$4,718,927

Class B	667	2.2	11,913

Class C	667	1.9	11,913

Class M	667	40.5	11,926

Class R	667	100.0	11,931

Class Y	667	0.3	11,966

Note 5: Summary of derivative activity

As of October 31, 2009, the fund did not hold any derivative instruments.

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the period ended October 31, 2009 (see Note 1):

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted
for as hedging instruments
under ASC 815	Options	Total

Equity contracts	298,183	$298,183

Total	$298,183	$298,183

Note 6: Initial capitalization and offering
of shares

The fund was established as a series of the trust on May 18, 2009. Prior to May 18, 2009, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital	Shares
	contribution	issued

Class A	$3,950,000	263,333

Class B	10,000	667

Class C	10,000	667

Class M	10,000	667

Class R	10,000	667

Class Y	10,000	667

Note 7: Investment in Putnam Money Market
Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $3,552 for the period ended October 31, 2009. During the period ended October 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $14,971,038 and $12,469,800, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Other

At a meeting held on November 19, 2009, shareholders approved a new management contract for your fund. Subject to shareholder approval of similar management contracts for substantially all of the other Putnam funds, the new management contract is expected to be implemented on January 1, 2010 (but no later than February 1, 2010). Under the new management contract, management fee breakpoints would be determined by reference to the assets of all of the open-end Putnam funds, rather than only the assets of the fund.

Note 10: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

44

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sectorcategories.

Investment Manager	Robert J. Darretta	Susan G. Malloy
Putnam Investment	Myra R. Drucker	Vice President and Assistant
Management, LLC	Paul L. Joskow	Treasurer
One Post Office Square	Elizabeth T. Kennan
Boston, MA 02109	Kenneth R. Leibler	Beth S. Mazor
	Robert E. Patterson	Vice President
Investment Sub-Manager	George Putnam, III
Putnam Investments Limited	Robert L. Reynolds	James P. Pappas
57–59 St James’s Street	W. Thomas Stephens	Vice President
London, England SW1A 1LD	Richard B. Worley
Francis J. McNamara, III
Investment Sub-Advisor	Officers	Vice President and
The Putnam Advisory	Robert L. Reynolds	Chief Legal Officer
Company, LLC	President
One Post Office Square		Robert R. Leveille
Boston, MA 02109	Charles E. Porter	Vice President and
	Executive Vice President,	Chief Compliance Officer
Marketing Services	Principal Executive Officer,
Putnam Retail Management	Associate Treasurer and	Mark C. Trenchard
One Post Office Square	Compliance Liaison	Vice President and
Boston, MA 02109		BSA Compliance Officer
Jonathan S. Horwitz
Custodian	Senior Vice President	Judith Cohen
State Street Bank and	and Treasurer	Vice President, Clerk and
Trust Company		Assistant Treasurer
Steven D. Krichmar
Legal Counsel	Vice President and	Wanda M. McManus
Ropes & Gray LLP	Principal Financial Officer	Vice President, Senior Associate
Treasurer and Assistant Clerk
Trustees	Janet C. Smith
John A. Hill, Chairman	Vice President, Principal	Nancy E. Florek
Jameson A. Baxter,	Accounting Officer and	Vice President, Assistant Clerk,
Vice Chairman	Assistant Treasurer	Assistant Treasurer and
Ravi Akhoury		Proxy Manager
Charles B. Curtis

This report is for the information of shareholders of Putnam Equity Spectrum Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

SA106 258896 12/09

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: December 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: December 30, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 30, 2009